As filed with the Securities and Exchange Commission on December 20, 2005

                                          Securities Act File No. 333-
                                      Investment Company Act File No. 811-4375
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------

                                   FORM N-14
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                             --------------------

                        Pre-Effective Amendment No. [ ]

                       Post-Effective Amendment No. [ ]

                             --------------------

               MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
              (Exact name of Registrant as Specified in Charter)

                             --------------------

                                (609) 282-2800
                       (Area Code and Telephone Number)

                             --------------------

                            800 Scudders Mill Road
                         Plainsboro, New Jersey 08536
                   (Address of Principal Executive Offices:
                    Number, Street, City, State, Zip Code)

                             --------------------

                              Robert C. Doll, Jr.
               Merrill Lynch Multi-State Municipal Series Trust
             800 Scudders Mill Road, Plainsboro, New Jersey 08536
       Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011
                    (Name and Address of Agent for Service)

                                  copies to:


         Frank P. Bruno, Esq.                    Andrew J. Donohue, Esq.                  David C. Phelan, Esq.
    Sidley Austin Brown & Wood LLP        Merrill Lynch Investment Managers, L.P.    Wilmer Cutler Pickering Hale and
          787 Seventh Avenue                           P.O. Box 9011                             Dorr LLP
       New York, New York 10019                  Princeton, NJ 08543-9011                    60 State Street
                                                                                       Boston, Massachusetts 02109

                             --------------------



         It is proposed that this filing will become effective on ___________, 2005 pursuant to Rule 488 under the Securities Act of 1933, as amended.

                             --------------------

     Title of Securities to Be Registered: Shares of beneficial interest, par value $.10 per share.

     No filing fee is required because of reliance on Section 24(f) of the
                       Investment Company Act of 1940.

              LEBENTHAL NEW YORK MUNICIPAL BOND FUND, a series of
                             LEBENTHAL FUNDS, INC.
                                 120 BROADWAY
                           NEW YORK, NEW YORK 10271

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         To Be Held On March 10, 2006



To The Stockholders of
Lebenthal New York Municipal Bond Fund:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Meeting") of Lebenthal New York Municipal Bond Fund ("Lebenthal New York"), a series of Lebenthal Funds, Inc. ("Lebenthal Funds"), will be held at the offices of [Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey], on Friday, March 10, 2006 at [ ] [a.m.][p.m.] Eastern time, for the following purposes:

     (1) To approve an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by Merrill Lynch New York Municipal Bond Fund ("ML New York"), a series of Merrill Lynch Multi-State Municipal Series Trust, of all of the assets and assumption of all of the liabilities of Lebenthal New York, in exchange for newly issued shares of beneficial interest, with a par value of $.10 per share, of ML New York to be issued to Lebenthal New York for distribution to the stockholders of Lebenthal New York. A vote in favor of this proposal will also constitute a vote in favor of the termination of Lebenthal New York as a series of Lebenthal Funds.

     The transaction set forth in Item 1 above is referred to herein as the "Reorganization."

     (2) To approve a management contract between Fund Asset Management, L.P. ("FAM") and Lebenthal Funds, on behalf of Lebenthal New York, to be effective until the closing of the Reorganization or for an initial period of up to two years if the Reorganization is not approved; and

     (3) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     The Board of Directors of Lebenthal Funds has fixed the close of business on [January 17], 2006 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment(s) thereof.

     You are cordially invited to attend the Meeting. Stockholders of Lebenthal New York who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of Lebenthal Funds.

     If you have any questions regarding the enclosed proxy materials or need
assistance in voting your shares, please contact our proxy solicitor, [      ],
at [              ].

                                 By Order of the Board of Directors,



                                 [Gregory Serbe]
                                 Secretary
                                 Lebenthal Funds, Inc.


New York, New York
Dated:  [               ], 2006

The information in this proxy statement and prospectus is not complete and may be changed. We may not use this proxy statement and prospectus to sell securities until the registration statement containing this proxy statement and prospectus, which has been filed with the Securities and Exchange Commission, is effective. This proxy statement and prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.




                             SUBJECT TO COMPLETION
                  PRELIMINARY PROXY STATEMENT AND PROSPECTUS
                            DATED DECEMBER 20, 2005

          PROXY STATEMENT OF LEBENTHAL NEW YORK MUNICIPAL BOND FUND,
                       A SERIES OF LEBENTHAL FUNDS, INC.
                 FOR USE AT A SPECIAL MEETING OF STOCKHOLDERS

                         To Be Held On March 10, 2006
                       --------------------------------

                                 PROSPECTUS OF
             MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND, A SERIES
              OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
                P.O. Box 9011, Princeton, New Jersey 08543-9011
                                (609) 282-2800

     This Combined Proxy Statement and Prospectus ("Proxy Statement and Prospectus") is furnished to you because you are a stockholder of Lebenthal New York Municipal Bond Fund ("Lebenthal New York"), a series of Lebenthal Funds, Inc. ("Lebenthal Funds"), a Maryland corporation, and you are being asked to consider:

     (1) approval of an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition of all of the assets and assumption of all of the liabilities of Lebenthal New York by Merrill Lynch New York Municipal Bond Fund ("ML New York"), a series of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"), which is organized as a Massachusetts business trust, in exchange for newly issued shares of beneficial interest, with a par value of $.10 per share, of ML New York to be issued to Lebenthal New York for distribution to the stockholders of Lebenthal New York. A vote in favor of this proposal will also constitute a vote in favor of the termination of Lebenthal New York as a series of Lebenthal Funds.

     The transaction set forth in Item 1 above is referred to herein as the "Reorganization."

     (2) approval of a management contract between Fund Asset Management, L.P. ("FAM") and Lebenthal Funds, on behalf of Lebenthal New York (the
"Management Contract"), to be effective until the closing of the Reorganization or for an initial period of up to two years if the Reorganization is not approved; and

     (3) transaction of such other business as properly may come before the meeting or any adjournment thereof.

     The Special Meeting of Stockholders of Lebenthal New York will be held on Friday, March 10, 2006, for the purpose of obtaining stockholder approval of the Reorganization and the Management Contract (the "Meeting").

     This Proxy Statement and Prospectus sets forth the information about ML New York and FAM that a stockholder of Lebenthal New York should know before considering the proposals described herein and should be retained for future reference. Lebenthal New York has authorized the solicitation of proxies in connection with the above described Reorganization and Management Contract solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

     The Board of Directors of Lebenthal Funds has fixed the close of business on [January 17], 2006 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no share having cumulative voting rights. As of the Record Date, Lebenthal New York had outstanding [________________] shares of common stock.
                                                 (continued on following page)
                         ---------------------------

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement and Prospectus.
           Any representation to the contrary is a criminal offense.
                          ---------------------------

         The date of this Proxy Statement and Prospectus is [         ], 2006.

     With this Proxy Statement and Prospectus you will also be receiving the following documents:

     o Prospectus of ML New York, dated January [ ], 2006 (the "ML New York Prospectus"); and

     o Annual Report to Shareholders of ML New York for the fiscal year ended September 30, 2005 (the "ML New York Annual Report").

     The ML New York Prospectus and the ML New York Annual Report are incorporated by reference into this Proxy Statement and Prospectus, which means that each of these documents is legally considered to be part of this Proxy Statement and Prospectus.

     Certain other documents containing information about ML New York and Lebenthal New York have been filed with the Securities and Exchange Commission (the "Commission") and may be obtained, without charge, with respect to ML New York, by writing to ML New York at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or by calling 1-800-637-3863, and with respect to Lebenthal New York, by writing to Lebenthal Funds at 120 Broadway, New York, New York 10271, or by calling 1-800-594-7078. These documents are:

     o Statement of Additional Information of ML New York, dated January [ ], 2006 (the "ML New York Statement");

     o Prospectus and Statement of Additional Information of Lebenthal Funds including Lebenthal New York, each dated March 29, 2005 (the "Lebenthal New York Prospectus" and "Lebenthal New York Statement," respectively);

     o Annual Report to Stockholders of Lebenthal New York for the fiscal year ended November 30, 2005 (the "Lebenthal New York Annual Report"); and

     o    Statement of Additional Information relating to this Proxy Statement
          and Prospectus, dated [          ], 2006 (the "Reorganization
          Statement of Additional Information").

     The Lebenthal New York Prospectus, the Lebenthal New York Annual Report and the Reorganization Statement of Additional Information are also incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Reorganization Statement of Additional Information, other material incorporated herein by reference, and other information regarding ML New York and Lebenthal New York. Copies of ML New York's shareholder reports, the ML New York Statement and other information regarding ML New York may also be obtained without charge at http://www.mutualfunds.ml.com. Copies of Lebenthal New York's stockholder reports, the Lebenthal New York Statement and other information regarding Lebenthal New York may also be obtained without charge at lebenthalfunds.com.

     The address of the principal executive office of ML New York is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is
(609) 282-2800. The address of the principal executive office of Lebenthal New York is 120 Broadway, New York, New York 10271, and the telephone number is
(800) 594-7078.


                                                  TABLE OF CONTENTS

INTRODUCTION......................................................................................................1
         Certain Defined Terms Used in this Proxy Statement and Prospectus........................................1

ITEM 1.  THE REORGANIZATION.......................................................................................2

SUMMARY...........................................................................................................2
         The Reorganization.......................................................................................2
         Fee Table................................................................................................4

RISK FACTORS AND SPECIAL CONSIDERATIONS..........................................................................10

COMPARISON OF THE FUNDS..........................................................................................13
         Financial Highlights....................................................................................13
         Investment Objectives and Policies......................................................................16
         Investment Restrictions.................................................................................16
         Management..............................................................................................16
         Purchase of Shares......................................................................................17
         Redemption of Shares....................................................................................18
         Exchange of Shares......................................................................................18
         Performance.............................................................................................19
         Code of Ethics..........................................................................................19
         Shareholder Rights......................................................................................20
         Dividends and Distributions.............................................................................20
         Automatic Dividend Reinvestment Plan....................................................................20
         Automatic Investment Plans..............................................................................20
         Systematic Withdrawal Plans.............................................................................20
         Tax Information.........................................................................................21
         Portfolio Transactions..................................................................................21
         Portfolio Turnover......................................................................................22
         Additional Information..................................................................................22

THE AGREEMENT AND PLAN OF REORGANIZATION.........................................................................24
         General.................................................................................................24
         Procedure...............................................................................................24
         Terms of the Agreement and Plan.........................................................................24
         Potential Benefits to Shareholders of Lebenthal New York as a Result of the Reorganization..............26
         Factors Considered by the Board of Directors of Lebenthal Funds in Recommending the Reorganization......27
         Tax Consequences of the Reorganization..................................................................28
         Capitalization..........................................................................................29

ITEM 2.  APPROVAL OF NEW MANAGEMENT CONTRACT.....................................................................30
         Terms of the New Management Contract....................................................................30
         Compensation and Expenses...............................................................................31
         Payments to Boston Advisors, FAM and their Affiliates...................................................31
         Comparative Fee Information.............................................................................31
         The Board's Considerations..............................................................................32
         Information Relating to FAM.............................................................................33
         Section 15(f) of the Investment Company Act.............................................................34

INFORMATION CONCERNING THE SPECIAL MEETING.......................................................................34
         Date, Time and Place of Meeting.........................................................................34
         Solicitation, Revocation and Use of Proxies.............................................................35

                                                         -i-

         Record Date and Outstanding Shares......................................................................35
         Security Ownership of Certain Beneficial Owners and Management of ML New York
                 and Lebenthal New York..........................................................................35
         Voting Rights and Required Vote.........................................................................35

ADDITIONAL INFORMATION...........................................................................................36

LEGAL PROCEEDINGS................................................................................................36

LEGAL OPINIONS...................................................................................................36

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................................................................37

SHAREHOLDERS' MEETINGS...........................................................................................37

SHAREHOLDER PROPOSALS............................................................................................37


EXHIBIT I  -- AGREEMENT AND PLAN OF REORGANIZATION...............................................................I-1

EXHIBIT II  -- NEW MANAGEMENT CONTRACT..........................................................................II-1

EXHIBIT III -- SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND REGISTERED OWNERS
               OF SHARES OF ML NEW YORK AND LEBENTHAL NEW YORK.................................................III-1

                                 INTRODUCTION

     This Proxy Statement and Prospectus is furnished to the stockholders of Lebenthal New York in connection with the solicitation of proxies on behalf of the Board of Directors of Lebenthal Funds for use at the Meeting to be held at the offices of [Merrill Lynch Investment Managers, L.P. ("MLIM"), 800 Scudders Mill Road, Plainsboro, New Jersey] on Friday, March 10, 2006, at [ ] [a.m.][p.m.] Eastern time. The mailing address for Lebenthal New York is 120 Broadway, New York, New York 10271. The approximate mailing date of this Proxy
Statement and Prospectus is [               ], 2006.

     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Lebenthal New York at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" approval of the Agreement and Plan.

     This Proxy Statement and Prospectus is being used to solicit the vote of the stockholders of Lebenthal New York. The Board of Directors of Lebenthal Funds knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

     This Proxy Statement and Prospectus serves as a prospectus of ML New York under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares of beneficial interest of ML New York pursuant to the terms of the Agreement and Plan.

Certain Defined Terms Used in this Proxy Statement and Prospectus

     ML New York is a series of the Trust, which is organized as a Massachusetts business trust. Lebenthal New York is a series of Lebenthal Funds, which is organized as a Maryland corporation. In each jurisdiction nomenclature varies. For ease of reference and clarity of presentation, shares of common stock of Lebenthal New York and shares of beneficial interest of ML New York are hereinafter referred to as "shares," and holders of shares are hereinafter referred to as "shareholders." The Trustees of the Trust and the Directors of Lebenthal Funds are each hereinafter referred to as a "Board" and collectively as the "Boards," and the Declaration of Trust of the Trust and the Articles of Incorporation of Lebenthal Funds, each as amended, restated and supplemented, as applicable, are referred to herein as a "Charter." ML New York and Lebenthal New York are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," as the context requires. The fund resulting from the Reorganization is sometimes referred to herein as the "ML New York Combined Fund."

                          ITEM 1. THE REORGANIZATION

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan, attached hereto as Exhibit I.

The Reorganization

     The Board of Lebenthal Funds on behalf of Lebenthal New York and the Board of the Trust on behalf of ML New York approved the Reorganization at meetings held on November 29, 2005 and November 30, 2005, respectively.

     FAM is ML New York's investment adviser, and is also Lebenthal New York's investment adviser under a management contract entered into as of December 2, 2005 following the acquisition of The Advest Group, Inc. ("Advest") from AXA Financial, Inc. ("AXA Financial") by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") (the "Advest Acquisition"). Advest is an intermediate parent company of Boston Advisors, Inc. ("Boston Advisors"), the predecessor investment adviser of Lebenthal Funds. This contract serves as an interim management contract and, if approved by shareholders, will serve as the new management contract (the "New Management Contract"). The New Management Contract is essentially identical to the previous investment advisory agreement between Lebenthal Funds and Boston Advisors with respect to Lebenthal New York (the "Prior Advisory Agreement").

     At a meeting held on November 29, 2005, the Board of Lebenthal Funds, including all of the members of the Board who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")) of Lebenthal Funds (the "non-interested Directors"), approved this change in investment adviser pursuant to the terms of the New Management Contract. The term of the New Management Contract, which complies in all respects with Rule 15a-4 under the Investment Company Act, as discussed below, runs from December 2, 2005 until the earlier of 150 days after December 2, 2005 or the date the New Management Contract is approved by shareholders.

     Normally, an investment company's investment advisory agreements must be approved by a fund's shareholders in advance of the effective date of such agreements. However, pursuant to Rule 15a-4 under the Investment Company Act, an investment adviser may serve as adviser to an investment company under an interim agreement with a term of no more than 150 days, so long as prior to the expiration of such term, shareholders approve a new agreement with the investment adviser. Rule 15a-4 provides, in relevant part, that the interim contract must be identical in all respects to the agreement that was previously approved by shareholders (except for the effective date and termination date). In addition, under Rule 15a-4, during the term of the interim agreement, advisory fees otherwise payable to the investment adviser under the interim agreement are required to be deposited into an interest-bearing escrow account with the fund's custodian or a bank. If the shareholders of Lebenthal New York approve a new investment advisory agreement with the investment adviser, such escrowed fees (plus interest) will be paid to the investment adviser pursuant to the agreement. If, on the other hand, shareholders do not approve a new investment advisory agreement with the investment adviser, the investment adviser will be paid the lesser of its costs of providing services during the term of the interim agreement (plus interest) or the total amount in the escrow account (plus interest). Accordingly, and in accordance with Rule 15a-4, the fees otherwise payable to FAM under the New Management Contract (which are identical to the fees previously payable to Boston Advisors under the Prior Advisory Agreement) are being held in escrow pending the outcome of the shareholder vote at the Meeting. If shareholders approve the New Management Contract, shareholders will also be approving the payment by Lebenthal New York of advisory fees to FAM for the interim period. Under these circumstances, FAM will also be entitled to receive interest earned on those fees while held in escrow. If shareholders do not approve the New Management Contract, then FAM will only be entitled to recover out of the escrow account the costs it incurred (plus interest) for serving as Lebenthal New York's investment adviser during the interim period. The New Management Contract would then terminate and the Board of Lebenthal Funds would be required to appoint a new investment adviser to Lebenthal New York.

     Because shareholders are also being asked to approve the Reorganization, there are several possible outcomes. If the New Management Contract is approved, FAM will serve as investment adviser to Lebenthal New York under that Agreement. If the Reorganization is also approved, the New Management Contract will be in effect until the consummation of the Reorganization. If the New Management Contract is not approved but the Reorganization is approved, FAM will be paid for services rendered during the interim period as described above and upon consummation of the Reorganization, Lebenthal New York shareholders will become shareholders of ML New York, with FAM serving as the investment adviser to the ML New York Combined Fund pursuant to the investment advisory agreement currently in effect for ML New York.

     Following the Reorganization, Lebenthal New York will be terminated as a series of Lebenthal Funds.

     What will Shareholders of Lebenthal New York Receive in the
Reorganization?

     If the Agreement and Plan is approved and the Reorganization is consummated:

     o    You will become a shareholder of ML New York; and

     o You will receive Class A shares of ML New York that have the same aggregate net asset value as the shares of Lebenthal New York that you held immediately prior to the Reorganization.

     No sales charge or fee of any kind will be charged to shareholders of Lebenthal New York in connection with their receipt of shares of ML New York in the Reorganization.

     The Reorganization has been structured with the intention that it qualify as a tax-free reorganization for Federal income tax purposes. See "The Reorganization--Tax Consequences of the Reorganization." You should consult your tax adviser regarding the tax consequences of the Reorganization in light of your individual circumstances.

     What are the Reasons for the Reorganization?

     The Board of Lebenthal Funds, including all of the non-interested Directors, has determined that the Reorganization is in the best interests of Lebenthal New York, and that the interests of the shareholders of Lebenthal New York with respect to net asset value will not be diluted as a result of effecting the Reorganization. However, a shareholder of Lebenthal New York will hold a lower percentage of ownership in the ML New York Combined Fund than such shareholder holds in Lebenthal New York prior to the Reorganization.

     In recommending the Reorganization as being in the best interests of the Lebenthal New York and its shareholders, the Board of Directors of Lebenthal Funds considered a number of factors, including the following:

          o As a result of the Advest Acquisition, the Lebenthal division of Boston Advisors, the predecessor investment adviser to Lebenthal New York, no longer manages Lebenthal New York. Consequently, a significant change with respect to the management of Lebenthal New York was required.

          o The potential for shareholders of Lebenthal New York to realize significantly lower overall expenses. Giving effect to expense limitations currently in effect with respect to Lebenthal New York, the pro forma expense ratio of the ML New York Combined Fund (0.78% of average daily net assets) will be lower than the historical expense ratio of Lebenthal New York (0.88% and 2.05% of average daily net assets for Class A and Class B shares, respectively). In evaluating this factor, the Board noted that the management fee of Lebenthal New York was lower than the management fee of ML New York; however, the Board considered that factor to be secondary to the lower overall expense ratio.

          o The historical investment performance of ML New York is comparable to the historical investment performance of Lebenthal New York. Although the longer-term record of Lebenthal New York is somewhat more favorable than the performance of ML New York, the difference is not substantial and ML New York has superior performance during the most recent period.

          o The Reorganization is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and therefore will not be treated as a taxable sale of shares of Lebenthal New York.

     For a more complete discussion of the Board's consideration, see "The Reorganization--Potential Benefits to Shareholders of Lebenthal New York as a Result of the Reorganization." Also see "Fee Table" below.

     If all of the requisite approvals are obtained with respect to the Reorganization, it is anticipated that the Reorganization will occur as soon as practicable thereafter, provided that the Funds have obtained an opinion of counsel concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan. Under the Agreement and Plan, the Reorganization may be abandoned at any time (whether before or after approval by the shareholders of Lebenthal New York) prior to the Closing Date (as defined below), or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Trust and Lebenthal Funds; (ii) by the Board of Lebenthal Funds if on the Closing Date any condition of Lebenthal New York's obligations with respect to the Reorganization as set forth in the Agreement and Plan has not been fulfilled or waived by such Board; or (iii) by the Board of the Trust if on the Closing Date any condition of ML New York's obligations with respect to the Reorganization as set forth in the Agreement and Plan has not been fulfilled or waived by such Board. The Boards of Lebenthal Funds and the Trust may together amend the Agreement and Plan to change the terms of the Reorganization at any time prior to the approval thereof by the shareholders of Lebenthal New York.

Fee Table

     The fee table below provides information about the fees and expenses attributable to Class A shares of ML New York and Class A and Class B shares of Lebenthal New York, assuming the Reorganization had taken place on September 30, 2005, and the estimated pro forma fees and expenses attributable to the shares of the ML New York Combined Fund. Future fees and expenses may be greater or less than those indicated below.

             Fee Table for ML New York, Lebenthal New York and the
   Pro Forma ML New York Combined Fund as of September 30, 2005 (unaudited)




                                                                                    Actual                       Pro Forma
                                                              -------------------------------------------------- ------------
                                                                                                Lebenthal         ML New York
                                                              ML New York          New York      New York          Combined
                                                                Class A             Class A     Class B(b)           Fund
                                                              -----------         -----------   ----------       ------------
Shareholder Fees (fees paid directly from a shareholder's
investment)(a):

   Maximum Sales Charge (Load) imposed on purchases
     (as a percentage of offering price)...........             4.00%(c)             4.50%         None              4.00%(c)

   Maximum Deferred Sales Charge (Load) (as a
     percentage of original purchase price or
     redemption proceeds, whichever is lower).                 None(d)              None            5.00%(h)        None(d)

   Maximum Sales Charge (Load) Imposed on
     Dividend Reinvestments........................             None                None             None            None

   Redemption Fee.................................              None                None             None            None

   Exchange Fee...................................              None                None             None            None
Annual Fund Operating Expenses (expenses that are
deducted from Fund assets):

   Management Fees................................              0.55%(g)            0.22%            0.22%            0.55%(g)

   Distribution and/or Service (12b-1) Fees.......              0.10%(e)            0.25%            1.00%(i)         0.10%(e)

   Other Expenses (including transfer agency fees)              0.19%(f)            0.41%            0.83%            0.13%(f)
                                                             -------------      ------------       ------------    -------------
   Total Annual Fund Operating Expenses...........              0.84%(g)            0.88%            2.05%(i)         0.78%(g)
                                                           ===============      ============       ============     ==============
------------------

(a) With respect to ML New York and the ML New York Combined Fund, certain selected securities dealers or other financial intermediaries may charge clients a processing fee when a client buys or redeems shares.

(b) Class B shares of Lebenthal New York automatically convert to Class A shares at the end of the month eight years after initial purchase.

(c) Some investors may qualify for reductions in or waivers of the sales charge (load).

(d) A shareholder may pay a deferred sales charge if such shareholder purchases $1 million or more and redeems within one year.

(e) ML New York calls the "Service Fee" an "Account Maintenance Fee." Account Maintenance Fee is the term used in the Prospectus of ML New York and all other Fund materials.

(f) Financial Data Services, Inc., an affiliate of FAM, provides transfer agency services to ML New York and will provide such services to the ML New York Combined Fund. ML New York pays and the ML New York Combined Fund will pay a fee for these services. ML New York's investment adviser, and/or its affiliates, also provide certain accounting services to ML New York and will provide such services to the ML New York Combined Fund. ML New York reimburses its investment adviser, or its affiliates, for such services, as will the ML New York Combined Fund.

(g) The Manager for ML New York and the ML New York Combined Fund may reimburse a portion of such Fund's management fee in connection with the Fund's investment in an affiliated money market fund. For the fiscal year ended September 30, 2005, there was no impact to the Total Annual Operating Expense Ratio.

(h) The deferred sales charge is 5.00% if shares are redeemed within the first 11 months, declining to 1.00% at the end of the fifth year, and is eliminated if shares are held six years or more.

(i) The predecessor distributor voluntarily waived 0.50% of the 12b-1 fee. After such waiver, the Total Annual Operating Expenses were 1.55%. This voluntary waiver could be terminated at any time.

EXAMPLES:
These examples assume that you invest $10,000 in the relevant Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. These assumptions are not meant to indicate that you will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:
                ---

                                                     1 Year          3 Years          5 Years         10 Years
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
     ML New York Class A                                $482             $657            $847             $1,396
     Lebenthal New York Class A**                       $536             $718            $917             $1,486
     Lebenthal New York Class B                         $608             $943          $1,203             $2,078**
     Pro Forma ML New York Combined Fund*               $476             $639            $816             $1,327

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:
                -------
                                                     1 Year          3 Years          5 Years         10 Years
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
-------------------------------------------------- ---------------- --------------- ---------------- ----------------
     ML New York Class A                                $482             $657            $847            $1,396
     Lebenthal New York Class A**                       $536             $718            $917            $1,486
     Lebenthal New York Class B                         $208             $643          $1,103            $2,078**
     Pro Forma ML New York Combined Fund*               $476             $639            $816            $1,327

-----------
* Assuming the Reorganization had taken place on September 30, 2005. ** Assumes conversion to Class A Shares approximately eight years after purchase.


     The foregoing Fee Table and Examples are intended to assist investors in understanding the costs and expenses that a shareholder of Lebenthal New York or ML New York bears directly or indirectly as compared to the estimated costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. The Examples should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Examples. See "Summary," "The Reorganization--Potential Benefits to Shareholders of Lebenthal New York as a Result of the Reorganization," "Comparison of the Funds--Management," "--Purchase of Shares" and "--Redemption of Shares."

ML New York         ML New York is a series of the Trust, which was
                    organized under the laws of the Commonwealth of Massachusetts on August 2, 1985. ML New York is a diversified, open-end investment company.

                    As of September 30, 2005, ML New York had net assets of approximately $214.5 million.

Lebenthal New York  Lebenthal New York is a series of Lebenthal
                    Funds, which was organized under the laws of the State of Maryland on August 17, 1990. Lebenthal New York is a non-diversified, open-end investment company.

                    As of September 30, 2005, Lebenthal New York had net assets of approximately $166.9 million.

Comparison of the   Investment Objectives. The investment objectives of ML New
Funds               York and Lebenthal New York are similar but not identical.
                    ML New York seeks to provide shareholders with income exempt from Federal income tax and New York State and New
                    York City personal income taxes. Lebenthal New York seeks to maximize income exempt from regular Federal income taxes and from New York State and New York City personal income taxes, consistent with preservation of capital, with consideration given to opportunities for capital gain.


                    Investment Policies. ML New York invests primarily in a portfolio of long term investment grade (securities rated in the four highest credit ratings of nationally recognized rating agencies) New York municipal bonds. These may be obligations of a variety of issuers including governmental entities in New York and issuers located in Puerto Rico, the U.S. Virgin Islands and Guam. Under normal circumstances, ML New York will invest at least 80% of its assets in New York municipal bonds. When choosing investments, ML New York management considers various factors, including the credit quality of issuers, yield analysis, maturity analysis and the call features of the obligations. Under normal conditions, ML New York's weighted average maturity will be more than ten years.

                    Lebenthal New York invests primarily (at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes) in tax-exempt New York municipal bonds and participation interests therein. These bonds represent an obligation by a local government entity or agency to repay a debt, the proceeds of which are used for a public purpose. Lebenthal New York typically invests in municipal bonds and participation interests therein that are long term (i.e. average maturity is 15 to 25 years) and are investment grade (i.e., securities rated in the four highest credit ratings of nationally recognized rating agencies) on the date of investment.

                    Portfolio Management. FAM serves as the investment adviser to ML New York and is Lebenthal New York's investment adviser under the New Management Contract for the interim period. Advest was an intermediate parent company of Boston Advisors, the predecessor investment adviser of Lebenthal Funds.

                    Timothy T. Browse, CFA, is ML New York's portfolio manager and has been primarily responsible for the day-to-day management of ML New York's portfolio since 2004 and Lebenthal New York's portfolio since December 3, 2005. Gregory Serbe was Lebenthal New York's

                    Senior Portfolio Manager prior to December 3, 2005 and had been primarily responsible for the day-to-day management of Lebenthal New York's portfolio since 2001. Mr. Browse is expected to be the portfolio manager for the ML New York Combined Fund following the Reorganization and will be the portfolio manager for Lebenthal New York under the New Management Contract for the interim period.

                    Advisory Fees. Pursuant to an investment advisory agreement between FAM and the Trust on behalf of ML New York, the Trust pays FAM a monthly fee at the annual rate of 0.55% of the average daily net assets of ML New York. FAM has voluntarily agreed to waive a portion of its fee if ML New York's net assets exceed $500 million so that the Trust would pay FAM 0.55% of the average daily net assets of ML New York for the first $500 million; 0.525% of the average daily net assets from $500 million to $1 billion; and 0.50% of the average daily net assets above $1 billion.

                    Pursuant to the New Management Contract between FAM and Lebenthal Funds, Lebenthal Funds pays FAM a monthly fee based on Lebenthal New York's average daily net assets at the annual rate of 0.25% of the average daily net assets of Lebenthal New York for the first $50 million; 0.225% of the average daily net assets from $50 million to $100 million; and 0.20% of the average daily net assets above $100 million.

                    If shareholders of Lebenthal New York approve the Reorganization, they will become shareholders of the ML New York Combined Fund. FAM will serve as investment adviser to the ML New York Combined Fund. If shareholders of Lebenthal New York do not approve the Reorganization but approve the New Management Contract, FAM will serve as investment adviser to Lebenthal New York under the New Management Contract. See "Summary - The Reorganization."

                    See "Summary--Fee Table," and "Comparison of the Funds--Management."

                    Class Structure; Sales Charges and Account Maintenance Fees. ML New York offers four classes of shares of beneficial interest: Class A, Class B, Class C and Class
                    I. Lebenthal New York currently offers two classes of shares of common stock: Class A and Class B. ML New York's Class A shares are similar to Lebenthal New York's Class A shares. The distribution and account maintenance fees and the sales charges (including contingent deferred sales charges ("CDSCs")) on the Class A and Class B shares of Lebenthal New York are higher than the corresponding charges on the Class A shares of ML New York. Advest, the predecessor distributor for Lebenthal New York, voluntarily waived 0.45% of the Class B distribution fee payable by Lebenthal New York, effectively reducing to 0.45% the difference between the aggregate Rule 12b-1 and account maintenance fees of Lebenthal New York's Class B shares as compared to such fees applicable to ML New York Class A shares; however, Advest was under no obligation to continue such waiver. This waiver reduced Lebenthal New York's total annual fund expenses with respect to Class B shares. In connection with the Advest Acquisition, FAM Distributors, Inc. ("FAMD") entered into a distribution agreement with Lebenthal Funds, on behalf of Lebenthal New York, effective December 2, 2005. FAMD has continued this voluntary waiver. See "Summary--Fee Table," "Comparison of the Funds--Purchase of

                    Shares," "--Redemption of Shares," and "Additional Information--Shareholder Services."

                    Expense Ratios. The table below sets forth the approximate average net assets and total expense ratio (including distribution and account maintenance fees) of Class A shares for each of the Funds and the Pro Forma ML New York Combined Fund. For further information on expense ratios, see "Summary - Fee Table".


                                                 Approximate Average
                                                  Net Assets as of        Total Annual Operating
                                                 September 30, 2005            Expense Ratio
                                                ---------------------     -----------------------

                   ML New York                         $143,400,000               .84%*
                   Lebenthal New York
                            Class A                    $162,200,000               .88%
                            Class B                      $7,700,000              2.05%**
                   Pro Forma ML New York
                       Combined Fund*                  $313,300,000               .78%*
                   -----------------

                    * The Manager for ML New York and the ML New York Combined Fund may reimburse a portion of the Fund's management fee in connection with the Fund's investment in an affiliated money market fund. For the fiscal year ended September 30, 2005, there was no impact to the Total Annual Operating Expense Ratio.

                    ** This does not give effect to the predecessor distributor's voluntary waiver of 0.50% of the distribution fee.

                    Purchase of Shares. Shares of ML New York are offered continuously for sale to the public in substantially the same manner as shares of Lebenthal New York. See "Comparison of the Funds - Purchase of Shares."

                    Redemption of Shares. The redemption procedures for shares of ML New York are substantially the same as the redemption procedures for shares of Lebenthal New York. See "Comparison of the Funds--Redemption of Shares."

                    Exchange of Shares. Shareholders of ML New York may exchange their shares for shares of the same class of other MLIM/FAM-advised funds. Class A shareholders of Lebenthal New York may exchange their shares for Class A shares of other portfolios of Lebenthal Funds, but there is currently no exchange privilege for Class B shares of Lebenthal Funds.

                    Dividends. Lebenthal New York and ML New York each distributes its net investment income, if any, monthly, and net realized capital gains, if any, at least annually. See "Comparison of the Funds--Dividends and Distributions."

                    Net Asset Value. Lebenthal New York and ML New York each determines the net asset value of each class of its shares once daily, Monday through Friday, as of the close of business on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading based on prices at the time of closing. The Funds compute net asset value per share in the same manner. See "Comparison of the Funds--Additional Information--Net Asset Value."

                    Voting Rights. The corresponding voting rights of the shareholders of the Funds are substantially similar. See "Comparison of the Funds--Additional Information--Capital Stock."

                    Other Significant Considerations. Shareholder services available to Lebenthal New York and ML New York shareholders are similar. An automatic dividend reinvestment plan is available to shareholders of each Fund. The plans are similar. See "Comparison of the Funds--Automatic Dividend Reinvestment Plan." Other shareholder services, including the provision of annual and semi-annual reports, are the same for both Funds. See "Comparison of the Funds--Additional Information-- Shareholder Services."

Tax Considerations  The Funds will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither ML New York nor Lebenthal New York will recognize any gain or loss on the transaction, and no shareholder of Lebenthal New York will recognize any gain or loss upon receipt of shares of ML New York. Consummation of the Reorganization is subject to the receipt of such opinion of counsel. See "The Reorganization--Tax Consequences of the Reorganization." The Reorganization will not affect the status of the Trust as a regulated investment company.



                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     ML New York is classified as a diversified investment company while Lebenthal New York is classified as a non-diversified investment company under the Investment Company Act. Non-diversified funds are subject to additional risks, including the risk that being non-diversified may magnify a fund's losses from adverse events affecting a particular issuer. Many of the investment risks associated with an investment in ML New York (and, after the Reorganization, with an investment in the ML New York Combined Fund) are substantially similar to those associated with an investment in Lebenthal New York. Such risks include market, credit and selection risk associated with investments in municipal securities, New York State and New York City specific risk resulting from investments in New York municipal securities, interest rate risk and risks related to investments in when issued or delayed delivery securities, standby commitment agreements and repurchase agreements. These risks are described more fully below. ML New York and the ML New York Combined Fund may also be subject to certain additional risks. ML New York may invest up to 20% of its portfolio in junk bonds while Lebenthal New York does not invest in junk bonds. ML New York may also invest in derivatives which are volatile and involve significant additional risks, including credit risk, leverage risk and liquidity risk. ML New York also faces certain risks related to particular instruments in which it may invest and arrangements required for such investment including swap agreements. Additional risk factors associated with an investment in ML New York are set forth below. For more information concerning the risk factors applicable to an investment in ML New York, please refer to the ML New York Prospectus and the ML New York Statement. For more information concerning the risk factors applicable to an investment in Lebenthal New York, please refer to the Lebenthal New York Prospectus and the Lebenthal New York Statement.

     Each Fund is subject to the following main investment risks:

     Market Risk and Selection Risk -- Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies.

     Credit Risk -- Credit risk is the risk that the issuer of a fixed income security will be unable to pay the interest or repay the principal when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of a Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

     Interest Rate Risk -- Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. The Funds may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

     Call and Redemption Risk -- A bond's issuer may call a bond for redemption before it matures. If this happens to a bond a Fund holds, the Fund may lose income and may have to invest the proceeds in bonds with lower yields.

     State Specific Risk -- The Funds invest primarily in New York municipal bonds and participation interests therein. As a result, the Funds are more exposed to risks affecting issuers of New York municipal bonds than is a municipal bond fund that invests more widely. New York State, New York City and other New York public bodies have sometimes encountered financial difficulties of a type that could have an adverse effect on the performance of the Funds.

     General Obligation Bonds -- The faith, credit and taxing power of the issuer of a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer's credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

     Revenue Bonds -- Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities or the amount of revenue derived from another revenue source.

     Industrial Development Bonds -- Municipalities and other public authorities issue industrial development bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment.

     Moral Obligation Bonds -- Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

     Municipal Notes -- Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

     Municipal Lease Obligations -- In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund's loss.

     Borrowing and Leverage Risk -- The Funds may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases or for the clearance of transactions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The cost of borrowing may reduce a Fund's return. Certain securities that a Fund may buy or other techniques that a Fund may use may create leverage, including, but not limited to, when issued securities, forward commitments and futures contracts and options.

     Insured Municipal Bonds -- Bonds purchased by a Fund may be covered by insurance that guarantees timely interest payments and repayment of principal on maturity. If a bond's insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. Insurance does not protect a Fund or its shareholders from losses caused by declines in a bond's market value.

     Taxability Risk -- The Funds intend to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to a Fund's acquisition of the securities. In that event, the Internal Revenue Service may demand that a Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund's yield could be adversely affected. If the interest paid on any tax-exempt or municipal security held by a Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable.

     When Issued and Delayed Delivery Securities and Forward Commitments -- The Funds may purchase or sell securities that they are entitled to receive on a when issued basis. The Funds may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security a Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

     Standby Commitment Agreements -- Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of securities that may be issued and sold to the Fund at the option of the issuer. Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

     Repurchase Agreements; Purchase and Sale Contracts -- The Funds may enter into certain types of repurchase agreements or purchase and sale contracts. The Fund may invest in repurchase agreements involving the money market securities described above or U.S. Government and agency securities with longer maturities. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

     An investment in ML New York or the ML New York Combined Fund is subject to additional risks described below, which are not applicable to an investment in Lebenthal New York.

     Derivatives --The Fund may use derivative instruments to hedge its investments or to seek to enhance returns. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives are volatile and involve significant risks, including:

     o Credit risk -- the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

     o Leverage risk -- the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

     o Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

     The Fund may use derivatives for hedging purposes, including anticipatory hedges, or to seek to enhance returns. Hedging is a strategy in which the Fund uses a derivative to offset the risks associated with other Fund holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a different manner than anticipated by the Fund or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund's hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

     Because the Fund may use derivatives to seek to enhance returns, its investments will expose the Fund to the risks outlined above to a greater extent than if the Fund used derivatives solely for hedging purposes. Use of derivatives to seek to enhance returns may be considered speculative.

     Illiquid Securities -- The Fund may invest up to 15% of its net assets in illiquid securities that it cannot sell within seven days at approximately current value. If the Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

     Restricted Securities -- Restricted securities have contractual or legal restrictions on their resale. They may include private placement securities that have not been registered under the applicable securities laws. Private placement and other restricted securities may not be listed on an exchange and may have no active trading market.

     Restricted securities may be illiquid. The Fund may be unable to sell them on short notice or may be able to sell them only at a price below current value. The Fund may get only limited information about the issuer, so it may be less able to predict a loss. In addition, if Fund management receives material adverse nonpublic information about the issuer, the Fund may not be able to sell the securities.

     Junk Bonds -- Junk bonds are debt securities that are rated below investment grade by the major rating agencies or are unrated securities that Fund management believes are of comparable quality. Although junk bonds generally pay higher rates of interest than investment grade bonds, they are high risk investments that may cause income and principal losses for the Fund. Junk bonds generally are less liquid and experience more price volatility than higher rated debt securities. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer's bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders. Junk bonds may be subject to greater call and redemption risk than higher rated debt securities.

     Variable Rate Demand Obligations -- Variable rate demand obligations (VRDOs) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

     Indexed and Inverse Floating Rate Securities -- The Fund may invest in securities the potential return of which is directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Fund may also invest in securities the return of which is inversely related to changes in an interest rate (inverse floaters). In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund's investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities.

     Swap Agreements -- Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


                            COMPARISON OF THE FUNDS

Financial Highlights

     ML New York. The Financial Highlights table is intended to help you understand ML New York's financial performance for the periods shown. Certain information reflects financial results for a single ML New York share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of

ML New York (assuming reinvestment of all dividends). The information has been audited by whose report, along with ML New York's financial statements, is included in ML New York's Annual Report that accompanies this Proxy Statement and Prospectus.

     The following per share data and ratios have been derived from information provided in the financial statements.


                                          ML New York--Financial Highlights

                                                                                    Class A
                                                             ---------------------------------------------------------
                                                                        For the Year Ended September 30,
                                                             ---------------------------------------------------------
                                                               2005       2004       2003        2002       2001
                                                               ----       ----       ----        ----       ----
Per Share Operating Performance:
Net asset value, beginning of year....................        $11.03     $11.23     $11.45      $11.14     $10.49
                                                             ---------  ---------  ---------   --------   ---------
Investment income -- net..............................           .53#       .53#       .54#        .51        .50
   Realized and unrealized gain (loss)-- net..........           .02       (.20)      (.22)        .32        .64
Total from investment operations......................       ---------  ---------  ---------   --------   ---------
                                                                 .55        .33        .32         .83       1.14
Less dividends and distributions:                            ---------  ---------  ---------   --------   ---------
   Investment income -- net...........................          (.53)      (.53)      (.54)       (.52)      (.49)
   Realized gain - net................................             --         ##        --           ##         --
Total dividends and distributions.....................          (.53)      (.53)      (.54)       (.52)      (.49)
                                                             ---------  ---------  ---------   --------   ---------
Net asset value, end of year..........................        $11.05     $11.03     $11.23      $11.45     $11.14
                                                             =========  =========  =========   ========   =========
Total Investment Return:*
Based on net asset value per share...................           5.05%      3.05%      2.89%       7.73%     11.01%
Ratios To Average Net Assets:
   Expenses, net of reimbursement....................            .84%       .84%       .84%        .80%**     .69%**
   Expenses..........................................            .84%       .85%       .84%        .80%**     .69%**
   Investment income -- net..........................           4.79%      4.79%      4.83%       4.60%      4.56%
Supplemental Data:
Net assets, end of year (in thousands)...............       $141,319   $145,532    150,395    $145,267   $134,563
Portfolio turnover...................................          27.34%     21.68%     55.91%      53.86%     76.22%
 ------------------

     #    Based on average shares outstanding.
    ##    Amount is less than $(.01) per share.
     *    Total investment returns exclude the effects of sales charges.
     ** The Fund did not pay an investment advisory fee to its investment adviser for a portion of the fiscal years ended September 30, 2001 and 2002. If the Fund had paid an investment advisory fee to its investment adviser for the entire fiscal years ended September 30, 2001 and 2002, the Fund's expenses as a percentage of its net assets would have been higher.




                   Lebenthal New York--Financial Highlights

     Lebenthal New York. The Financial Highlights table is intended to help you understand Lebenthal New York's financial performance for the periods shown. Certain information reflects financial results for a single Lebenthal New York share. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of Lebenthal New York (assuming reinvestment of all dividends). The information has been audited by whose report, along with Lebenthal New York's financial statements, is included in Lebenthal New York's Annual Report, which is available upon request.

     The following per share data and ratios have been derived from information provided in the financial statements.


                                                  Lebenthal New York--Financial Highlights

                                              Class A shares                                                Class B shares
                       -------------------------------------------------------------   --------------------------------------------
                                         Year Ended November 30,                                        Year Ended November 30,
                       Six    --------------------------------------------------------  Six      ----------------------------------
                      Months                                                           Months
                      Ended                                                            Ended
                     May 31,                                                          May 31,
                      2005       2004       2003       2002       2001       2000       2005      2004      2003       2002
                      ----       ----       ----       ----       ----       ----       ----      ----      ----       ----
                  (unaudited)                                                       (unaudited)
Per Share
  Operating
  Performance:
Net asset value,
beginning of period.. $8.26      $8.41      $8.33      $8.31      $7.92      $7.64     $8.27      $8.42    $8.34    $ 8.31
Income from          --------   --------   --------   -------    --------   -------   -------   --------  -------  --------
investment
operations:
   Net
   investment
   income............  0.18       0.35       0.36       0.38(a)    0.41       0.41      0.15       0.29     0.31      0.33(a)
   Net realized
   and
   unrealized
   gain (loss)
   on
   investments..       0.20      (0.10)      0.11       0.05       0.39       0.28      0.21      (0.10)    0.10      0.05
Total from
investment operations  0.38       0.25       0.47       0.43       0.80       0.69      0.36       0.19     0.41      0.38
Less distributions:
   Dividends
   from net
   investment
   income............ (0.18)     (0.35)     (0.36)     (0.41)     (0.41)     (0.41)    (0.15)     (0.29)   (0.30)    (0.35)

   Distributions
   from net
   realized
   gain on
   investments....... (0.00)**   (0.05)     (0.03)     --         --         --        (0.00)**   (0.05)   (0.03)    --
   Total
   distributions      (0.18)     (0.40)     (0.39)     (0.41)     (0.41)     (0.41)    (0.15)     (0.34)   (0.33)    (0.35)
Net asset
  value, end of
  period.............$ 8.46     $ 8.26     $ 8.41     $ 8.33     $ 8.31     $ 7.92    $ 8.48     $ 8.27   $ 8.42    $ 8.34
Total Return
(without deduction
of sales load)         4.62%      3.07%      5.76%      4.93%     10.20%      9.28%     4.38%      2.37%    5.02%     4.34%
Ratios/Supplemental
Data:
Net assets, end of
period (000's
omitted)............. $164,651   $159,634   $177,154   $165,093   $147,456   $130,595  $7,829     $7,763   $9,328    $7,807
Ratios to average
net assets:
   Expenses..........  0.85%*     0.87%*     0.85%*    0.88%*      0.81%*     0.86%*    1.55%*+    1.55%*+  1.55%*+   1.55%**+
   Net investment
   income............  4.22%      4.21%      4.30%      4.58%(a)   4.93%      5.30%     3.52%      3.58%    3.59%     3.90%(a)
Portfolio turnover... 14.44%     11.38%     16.64%    13.05%      46.32%     65.05%    14.44%     11.38%   16.64%   13.05%


                       2001     2000
                       ----     ----

Per Share
  Operating
  Performan
  ce:
Net asset value,
beginning of period.. $ 7.92  $ 7.64
Income from           ------  ------
investment
operations:
   Net
   investment
   income............   0.35    0.36
   Net realized
   and
   unrealized
   gain (loss)
   on
   investments..        0.39    0.28
Total from              ----    ----
investment operations   0.74    0.64
Less distributions:     ----    ----
   Dividends
   from net
   investment
   income............  (0.35)  (0.36)

   Distributions
   from net
   realized
   gain on
   investments.......    --       --
   Total               ------  ------
   distributions       (0.35)  (0.36)
Net asset              ------  ------
  value, end of
  period............. $ 8.31  $ 7.92
Total Return          ======  ======
(without deduction
of sales load)          9.39%   8.53%
Ratios/Supplemental
Data:
Net assets, end of
period (000's
omitted).............  $6,142   $4,300
Ratios to average
net assets:
   Expenses..........   1.55%*+ 1.55%*+
   Net investment
   income............   4.16%   4.60%
Portfolio turnover...  46.32%  65.05%

      -------------------------------------------
     *    Includes fees paid indirectly of less than 0.01% of average net assets.
     **   Amount represents less than $0.01 per share.
     + If the investment manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 2.04%, 2.00%, 1.96%, 2.08%, 2.11% and 2.38% for the six months ended May 31, 2005 and the years ended November 30, 2004, 2003, 2002, 2001 and 2000, respectively.
     (a) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share and the ratio of net investment income to average net assets would have been the same as noted above.

Investment Objectives and Policies

     The investment objectives of ML New York and Lebenthal New York are similar but not identical. ML New York seeks to provide shareholders with income exempt from Federal income tax and New York State and New York City personal income taxes. Lebenthal New York seeks to maximize income exempt from regular Federal income taxes and from New York State and New York City personal income taxes, consistent with preservation of capital, with consideration given to opportunities for capital gain. Each Fund also uses substantially similar, although not identical, investment policies in seeking to achieve its objective. See "How the Fund Invests" in the ML New York Prospectus and "Investment Objectives, Principal Investment Strategies and Related Risks - The New York and New Jersey Portfolios" and " - Portfolios - Generally" in the Lebenthal New York Prospectus.

Investment Restrictions

     Certain investment restrictions are common to ML New York and Lebenthal New York. Generally, neither Fund may: (i) invest for the purpose of exercising control or management; (ii) invest more than 25% of its assets in the securities of issuers in a particular industry; (iii) make loans (excluding the acquisition of debt securities); (iv) issue senior securities;
(v) underwrite securities; (vi) invest in real estate (vii) make short sales; or (viii) invest in restricted securities.

     There are specific differences between the investment restrictions of the Funds. ML New York may invest in securities issued by companies that invest in real estate. ML New York may purchase commodities or contracts on commodities to the extent that the Fund can do so in accordance with applicable law and its then current Prospectus and Statement of Additional Information and without registering as a commodity pool operator under the Commodity Exchange Act. As a non-fundamental investment restriction, ML New York may also borrow in an amount up to 20% of its total assets from banks as a temporary measure for extraordinary or emergency purposes.

     Lebenthal New York may not invest in real estate, real estate investment trust securities, commodities or contracts on commodities or oil and gas interests. Lebenthal New York may borrow in an amount up to 15% of its assets from banks as a temporary or emergency measure. Lebenthal New York may pledge, hypothecate, mortgage or otherwise encumber an amount up to 15% of its assets to secure such borrowings.

     See "Risk Factors and Special Considerations" herein, "Investment Objective and Policies--Investment Restrictions" in the ML New York Statement and "Description of the Fund and Its Investments and Risks - Investment Restrictions" in the Lebenthal New York Statement.

Management

     Management and Advisory Arrangements. FAM serves as the investment adviser to ML New York and is Lebenthal New York's investment adviser under the New Management Contract for the interim period.

     Timothy T. Browse, CFA, is ML New York's portfolio manager and has been primarily responsible for the day-to-day management of ML New York's portfolio since 2004 and Lebenthal New York's portfolio manager since December 3, 2005. Gregory Serbe was Lebenthal New York's Senior Portfolio Manager prior to December 3, 2005 and had been primarily responsible for the day-to-day management of Lebenthal New York's portfolio since 2001. Mr. Browse is expected to be the portfolio manager for the ML New York Combined Fund following the Reorganization and is the portfolio manager for Lebenthal New York under the New Management Contract for the interim period.

     Advisory Fees. Pursuant to an investment advisory agreement between FAM and the Trust on behalf of ML New York, the Trust pays FAM a monthly fee at the annual rate of 0.55% of the average daily net assets of ML New York. FAM has voluntarily agreed to waive a portion of its fee if ML New York's net assets exceed $500 million so that the Trust would pay FAM 0.55% of the average daily net assets of ML New York for the first $500 million; 0.525% of the average daily net assets from $500 million to $1 billion; and 0.50% of the average daily net assets above $1 billion. Based on the respective net assets of ML New York and Lebenthal New York as of September 30, 2005, the ML New York Combined Fund will have aggregate net assets of approximately $382 million.

     Pursuant to the New Management Contract between FAM and Lebenthal Funds, Lebenthal Funds pays FAM a monthly fee based on Lebenthal New York's average daily net assets at the annual rate of 0.25% of the average daily net assets of Lebenthal New York for the first $50 million; 0.225% of the average daily net assets from $50 million to $100 million; and 0.20% of the average daily net assets above $100 million. As of September 30, 2005, Lebenthal New York had net assets of approximately $166.9 million.

     While the advisory fee rate paid by ML New York is substantially higher than the rate paid by Lebenthal New York, FAM believes that the fee paid by ML New York is reasonable based among other factors upon comparison to a peer group of funds. Of the 13 New York municipal funds in the Lipper category (which includes Lebenthal New York) as of December 31, 2004, ML New York's actual advisory fee (0.543% after applicable waivers) ranks tenth, with the median actual management fee being 0.53%. ML New York's total expenses (including distribution and account maintenance fees) ranks second out of the 13 funds in the Lipper category. ML New York is the only open-end New York municipal fund managed by FAM and its affiliates that is available to retail investors. Additionally, although ML New York's management fee is higher than the management fee of Lebenthal New York, the total expense ratio of ML New York is lower than the total expense ratio of Lebenthal New York.

     The investment advisory agreement between FAM and the Trust, on behalf of ML New York, also provides that in addition to portfolio management of ML New York, FAM will perform certain administrative services and provide office space, facilities, equipment and necessary personnel for the management of the Fund.

     The management agreement between Lebenthal Funds, on behalf of Lebenthal New York, and its investment adviser relates primarily to the provision of investment management services. Pursuant to an administration agreement between Lebenthal Funds and State Street Bank and Trust Company ("State Street"), as administrator, the administrator provides all administrative services reasonably necessary for each portfolio of Lebenthal Funds, other than those provided by the investment adviser. The administration agreement provides that the administrator will receive from Lebenthal Funds an annual fee equal to 0.08% of the average daily net assets of each portfolio up to $125 million, 0.06% of the average daily net assets of the next $125 million and 0.04% of the average daily net assets in excess of $250 million. See "Additional Information - Accounting Services" below for a discussion of the Trust's agreement with State Street for accounting services.

     If shareholders of Lebenthal New York approve the Reorganization, FAM will serve as investment adviser to the ML New York Combined Fund. If shareholders of Lebenthal New York do not approve the Reorganization but approve the New Management Contract, FAM will serve as investment adviser to Lebenthal New York under the New Management Contract. See "Summary - The Reorganization" and "--Fee Table".

Purchase of Shares

     The class structure and purchase and distribution procedures for shares are substantially similar for both Lebenthal New York and for ML New York. ML New York currently offers four classes of shares of beneficial interest. Lebenthal New York currently offers two classes of shares of common stock. ML New York's Class A shares are similar to Lebenthal New York's Class A shares. ML New York also offers Class B, Class C and Class I shares. The distribution and account maintenance fees and the sales charges (including CDSCs) on the Class A and Class B shares of Lebenthal New York are higher than the corresponding charges on the Class A shares of ML New York. For a complete discussion of the classes of shares and the purchase and distribution procedures related thereto for ML New York and Lebenthal New York, see "Your Account--Merrill Lynch Select PricingSM System," "--How to Buy, Sell, Transfer and Exchange Shares" and "-- How Shares are Priced" in the ML New York Prospectus and "Shareholder Information" in the Lebenthal New York Prospectus.

     Sales Charges; 12b-1 Fees. Class A shares of ML New York and Lebenthal New York are sold subject to a front-end sales charge, and Class B shares of Lebenthal New York are subject to a CDSC. Under separate class-specific plans adopted pursuant to Rule 12b-1 under the Investment Company Act, ML New York pays fees in connection with account maintenance for Class A shares ("12b-1 fees"), and Lebenthal New York pays 12b-1 fees in connection with account maintenance for Class A and Class B shares and in connection with distribution for Class B shares. Set forth below is a comparison of the 12b-1 fees as well as the maximum applicable sales charges for shares of ML New York and Lebenthal New York:

                   12b-1 Annual Fee Rates and Sales Charges
                   -----------------------------------------

                                                    Account
                                                  Maintenance
                Front end        Distribution         Fee
              Sales Charge(1)         Fee        (Service Fee)      CDSC(2)
             -----------------  --------------  ---------------  ------------

Lebenthal
New York
Class A            4.50%             None             0.25%           None
Class B             None             0.75%            0.25%      5.0% declining
                                                                  to 0% over 6
                                                                      years

ML New York
Class A            4.00%             None             0.10%            None
-----------------------------------------
(1) Class A shares of ML New York and Class A shares of Lebenthal New York are subject to a front-end sales charge. See "Your Account - Pricing of Shares - Class A and Class I Shares - Initial Sales Charge Options" in the ML New York Prospectus and see "Shareholder Information - Alternative Sales Arrangements" in the Lebenthal New York Prospectus.
(2) Class B shares of Lebenthal New York are subject to a CDSC. See "Shareholder Information - Alternative Sales Arrangements" in the Lebenthal New York Prospectus.


     Advest, the predecessor distributor for Lebenthal New York, voluntarily waived 0.45% of the Class B distribution fee payable by Lebenthal New York, effectively reducing to 0.45% the difference between the aggregate Rule 12b-1 and account maintenance fees of Lebenthal New York's Class B shares a compared to such fees applicable to ML New York Class A shares (the shares to be issued to Lebenthal New York Class B shareholders in the Reorganization); however, Advest was under no obligation to continue such waiver. This waiver reduced Lebenthal New York's total annual fund expenses with respect to Class B shares. In connection with the Advest Acquisition, FAMD entered into a distribution agreement with Lebenthal Funds, on behalf of Lebenthal New York, effective December 2, 2005. FAMD has continued this voluntary waiver.

Redemption of Shares

     The redemption procedures for shares of ML New York are the same as the redemption procedures for shares of Lebenthal New York. See "Your Account --Merrill Lynch Select PricingSM System," "--How to Buy, Sell, Transfer and Exchange Shares," "--How Shares are Priced" and "--Participation in Fee-Based Programs" in the ML New York Prospectus and "Shareholder Information - Pricing of Portfolio Shares," "- How to Purchase and Redeem Shares" and "- Sales and Redemptions" in the Lebenthal New York Prospectus.

Exchange of Shares

     U.S. shareholders of Class A shares of ML New York have an exchange privilege with certain other MLIM/FAM-advised funds, including Summit Cash Reserves Fund ("Summit"), a series of Financial Institutional Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class I shares of MLIM/FAM-advised funds. Class A shares also may be exchanged for Class I shares of a second MLIM/FAM-advised fund at any time as long as, at the time of the exchange, the shareholder holds Class I shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class I shares of the second fund. Class I shares are not subject to ongoing account maintenance and distribution fees. Class A shares will be exchangeable with shares of the same class of other MLIM/FAM-advised funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of a Fund is "tacked" to the holding period of the newly acquired shares of the other fund. Class A shares also will be exchangeable for shares of certain MLIM/FAM-advised funds specifically designated as available for exchange by holders of Class A shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares used in an exchange must have been held by the shareholder for at least 15 days.

     Class A shareholders of Lebenthal New York may exchange their shares for Class A shares of other portfolios of Lebenthal Funds, but there is currently no exchange privilege for Class B shares of Lebenthal Funds.


Performance

     The following tables provide performance information for the Class A shares of ML New York and the Class A and Class B shares of Lebenthal New York, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not predictive of future performance. For more information concerning the performance of ML New York, please refer to the ML New York Prospectus, the ML New York Statement and the ML New York Annual Report. For more information concerning the performance of Lebenthal New York, please refer to the Lebenthal New York Prospectus, the Lebenthal New York Statement and the Lebenthal New York Annual Report.


                                  ML New York
                          Average Annual Total Return

                                           Class A Shares
                                      ----------------------
                                         With       Without
                                        Sales        Sales
                  Period                Charge*      Charge
                  --------------      ----------   ---------
                  One Year Ended
                  9/30/05...........     0.85%       5.05%
                  Five Years Ended
                  9/30/05...........     5.04%       5.90%
                  Ten Years Ended
                  9/30/05...........     4.83%       5.26%

*    Assumes the maximum initial sales charge on Class A shares of 4.00%.

                              Lebenthal New York
                          Average Annual Total Return

                                   Class A Shares           Class B Shares
                                ----------------------- ----------------------
                                 With       Without       With       Without
                                 Sales       Sales        Sales       Sales
          Period                Charge*      Charge      Charge*      Charge
                                ----------- ----------- ----------- ----------
          One Year Ended
          9/30/05...........     1.20%        5.97%        1.39%       5.39%
          Five Years Ended
          9/30/05...........     5.51%        6.48%        5.59%       5.75%
          Ten Years Ended
          9/30/05...........     5.65%        6.14%        4.54%**     4.54%**

    -------------------
* Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A shares is 4.50%. The maximum CDSC on Class B shares is 5.00% and is reduced to 0% after six years.
**   From December 3, 1997 (commencement of operations) to September 30, 2005.


Code of Ethics

     The Board of ML New York has approved a Code of Ethics under Rule 17j-1 of the Investment Company Act, which covers ML New York, ML New York's investment adviser and ML New York's distributor. The Board of Lebenthal Funds has also approved a Code of Ethics under Rule 17j-1 of the Investment Company Act, which covers Lebenthal New York and Lebenthal New York's distributor. The investment adviser of Lebenthal New York has also adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the respective Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the respective Fund.

Shareholder Rights

     Shareholders of ML New York are entitled to one vote for each share held and fractional votes for fractional shares held and will be entitled to vote on the election of Trustees and any other matter submitted to a shareholder vote by that class. ML New York does not intend to hold annual meetings of shareholders. Voting rights for Trustees are not cumulative. Shares of ML New York to be issued to shareholders of Lebenthal New York in the Reorganization will be fully paid and non-assessable, will have no preemptive rights, and will have the conversion rights described in this Proxy Statement and Prospectus and in the ML New York Prospectus. However, under Massachusetts law, shareholders could under certain circumstances be held personally liable for the obligations of the Fund. Each share of ML New York is entitled to participate equally in dividends declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class A shares are subject to certain class-specific expenses. See "Shareholders' Meetings" below for additional information. Rights attributable to shares of Lebenthal New York are similar to those described above.

Dividends and Distributions

     It is the intention of each Fund to distribute substantially all of its net investment income. Dividends from net investment income, if any, are distributed to each Fund's shareholders monthly. All net realized capital gains, if any, will be distributed to each Fund's shareholders at least annually. From time to time, each Fund may declare a special distribution at or about the end of the calendar year in order to comply with Federal tax requirements that certain percentages of its ordinary income and capital gains be distributed during the year.

Automatic Dividend Reinvestment Plan

     ML New York offers its shareholders an Automatic Dividend Reinvestment Plan (the "Plan"). Pursuant to the Plan, dividends will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund unless a shareholder has elected to receive such dividends in cash. For further information about the Plan, see "Your Account--How to Buy, Sell, Transfer and Exchange Shares" in the ML New York Prospectus.

     After the Reorganization, former shareholders of Lebenthal New York who elected to receive dividends in cash will continue to receive dividends in cash from the ML New York Combined Fund. Otherwise, dividends paid to all former Lebenthal New York shareholders will be automatically reinvested in shares of the ML New York Combined Fund.

Automatic Investment Plans

     A shareholder of ML New York may make additions to an account that is maintained at its transfer agent (an "Investment Account") through a service known as the Automatic Investment Plan. Under the Automatic Investment Plan, ML New York is authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of ML New York through Merrill Lynch BlueprintSM Program, no minimum charge to the investor's bank account is required. Alternatively, an investor that maintains a cash management account may arrange to have periodic investments made in ML New York. Investors should contact their financial adviser or other financial intermediary for more information.

     A shareholder of Lebenthal New York may elect to purchase shares of the Fund through the establishment of an Automatic Investment Plan (the "Lebenthal Investment Plan") of a specified amount of $250 or more automatically on a monthly basis. The minimum investment required to open a Lebenthal Investment Plan account is $2,500. A Lebenthal Investment Plan provides for funds to be automatically drawn on a shareholder's bank account and deposited in the shareholder's Fund account. The shareholder's bank may charge a nominal fee in connection with the establishment and use of automatic deposit services.

Systematic Withdrawal Plans

     An ML New York shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. Redemptions will be made at net asset value as determined as of the close of business on the NYSE on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined as of the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed or the direct deposit will be made, on the next business day following redemption. When a shareholder makes systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in ML New York shares. A shareholder's systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, ML New York, the transfer agent or the distributor.

     If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan, the investor should contact his or her financial adviser or other financial intermediary.

     Withdrawal payments generally should not be considered as dividends. Withdrawals generally are treated as sales of shares and may result in taxable gain or loss. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. A Fund will not knowingly accept purchase orders for shares of a Fund from investors that maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively, if a shareholder's shares are held within a cash management account the shareholder may elect to have shares redeemed on periodic basis as determined by the program. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A systematic redemption program may not be available if Fund shares are being purchased within the account pursuant to the automatic investment program. For more information shareholders should contact their financial adviser or other financial intermediary.

     Lebenthal New York shareholders may elect to redeem shares and receive payment from the Fund of a specified amount of $250 or more automatically on a monthly basis. A specified amount plan payment is made by the Fund on the twelfth day of each month. Whenever such twelfth day of the month is not a Fund business day, the payment date is the Fund business day immediately preceding the twelfth day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund business day three days prior to the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment. A shareholder may recognize a gain or loss upon redemption of shares (whether or not made through the plan) to the extent the amount received upon redemption exceeds or is less than his basis in the shares redeemed. This election is only available to investors who, at time of election, own shares with a net asset value of $10,000.

Tax Information

     The tax consequences associated with an investment in shares of Lebenthal New York are substantially similar to the tax consequences associated with an investment in shares of ML New York. See "Your Account--Dividends and Taxes" in the ML New York Prospectus, "Shareholder Information - Tax Consequences" in the Lebenthal New York Prospectus and "Summary--Tax Considerations" and "The Reorganization--Tax Consequences of the Reorganization" herein.

Portfolio Transactions

     The procedures for engaging in portfolio transactions are generally the same for ML New York and Lebenthal New York. After the Reorganization, the ML New York Combined Fund will use the portfolio transaction procedures of ML New York. For a discussion of ML New York's procedures, see "Portfolio Transactions and Brokerage" in the ML New York Statement.

Portfolio Turnover

     While neither Fund generally expects to engage in trading for short term gains, each Fund will effect portfolio transactions without regard to holding period if, in Fund management's judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by a Fund. The following table illustrates the portfolio turnover rates for each Fund for the last two fiscal years:


-----------------------------------------------------------------------------------------------------------------
                                        Portfolio Turnover Rate for               Portfolio Turnover Rate for
              Fund                        Fiscal Year* Ended 2005                   Fiscal Year* Ended 2004
-----------------------------------------------------------------------------------------------------------------
  ML New York                                     27.34%                                     21.68%
-----------------------------------------------------------------------------------------------------------------
  Lebenthal New York                                 %                                       11.38%
-----------------------------------------------------------------------------------------------------------------

* The fiscal year end of ML New York is September 30 and the fiscal year end of Lebenthal New York is November 30.

Additional Information

     Net Asset Value. Lebenthal New York and ML New York each determines the net asset value of each class of its shares once daily as of the close of business on the NYSE on each day during which the NYSE is open for trading based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. Eastern time. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

     Shareholder Services. Each Fund offers a number of shareholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. shareholders of Class A shares of ML New York have an exchange privilege with certain other MLIM/FAM-advised funds. U.S. shareholders of Class A shares of Lebenthal New York may exchange their shares for Class A shares of other portfolios of Lebenthal Funds, but there is currently no exchange privilege for Class B shares of Lebenthal Funds. For a description of these services, see "Comparison of the Funds--Exchange of Shares" in this Proxy Statement and Prospectus, "Shareholder Services" in the ML New York Statement and "Shareholder Information" in the Lebenthal New York Prospectus.

     Custodian. State Street Bank and Trust Company ("State Street") acts as custodian for the cash and securities of ML New York and Lebenthal New York. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02111. It is anticipated that State Street will serve as the custodian of the ML New York Combined Fund.

     Accounting Services. The Trust entered into an agreement with State Street, effective January 1, 2001, pursuant to which State Street provides certain accounting services to each series of the Trust including ML New York. The Trust pays a fee for these services. Prior to January 1, 2001, FAM provided accounting services to ML New York and was reimbursed by the Trust at its cost in connection with such services. FAM continues to provide certain accounting services to ML New York, and the Trust reimburses FAM for these services.

     Lebenthal Funds has entered into an agreement with State Street pursuant to which State Street provides certain accounting services to each series of Lebenthal Funds including Lebenthal New York.

     The table below shows the amounts paid by the Trust to State Street with respect to ML New York and to its Investment Adviser for accounting services for the periods indicated.

                          ---------------------------------------------------
                                             ML New York
-----------------------------------------------------------------------------
   Fiscal Year ended        Paid to State Street           Paid to the
     September 30,                                     Investment Adviser
-----------------------------------------------------------------------------
      2005                         $115,100                   $5,177
-----------------------------------------------------------------------------
      2004                         $117,355                   $5,943
-----------------------------------------------------------------------------
      2003                         $122,112                   $5,797
-----------------------------------------------------------------------------

         The table below shows the amounts paid by Lebenthal Funds to State Street with respect to Lebenthal New York for the periods indicated:


                          ---------------------------------------------------
                                          Lebenthal New York
-----------------------------------------------------------------------------
   Fiscal Year ended                    Paid to State Street*
     November 30,
-----------------------------------------------------------------------------
      2005                                         $
-----------------------------------------------------------------------------
      2004                                      $151,140
-----------------------------------------------------------------------------
      2003                                      $146,738
-----------------------------------------------------------------------------
* For providing services to Lebenthal New York.


     Transfer Agent, Dividend Disbursing Agent and Registrar. Financial Data Services, Inc. ("FDS"), 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and registrar with respect to ML New York, pursuant to a separate registrar, transfer agency and service agreement with the Trust. The Trust pays between $16.00 and $20.00 for each Class A shareholder account and between $19.00 and $23.00 for each Class B shareholder account, depending on the level of service required. The Trust reimburses FDS for certain transaction charges and out-of-pocket expenses incurred by FDS under the Transfer Agency Agreement.

     Boston Financial Data Services, 330 West 9th Street, Kansas City, Missouri 64105, serves as the transfer agent, dividend disbursing agent and registrar with respect to Lebenthal New York.

     The following table sets forth the transfer agent fees paid by ML New York and Lebenthal New York for each Fund's last three fiscal years:


                           ----------------------------------------------------
                                               Fiscal Year*
-------------------------------------------------------------------------------
                  Fund               2005             2004              2003
-------------------------------------------------------------------------------
ML New York                        $104,328         $128,006          $148,765
-------------------------------------------------------------------------------
Lebenthal New York                                  $105,681          $122,208
-------------------------------------------------------------------------------
* The fiscal year end of ML New York is September 30 and the fiscal year end of Lebenthal New York is November 30.


     Capital Stock. ML New York currently offers four classes of shares of beneficial interest. Lebenthal New York currently offers two classes of shares of common stock. ML New York's Class A shares are similar to Lebenthal New York's Class A shares. ML New York also offers Class B, Class C and Class I shares. The distribution and account maintenance fees and the sales charges (including CDSCs) on the Class A and Class B shares of Lebenthal New York are higher than the corresponding charges on the Class A shares of ML New York. See "Summary--Fee Table," "Comparison of the Funds--Purchase of Shares," "--Redemption of Shares," and "Additional Information--Shareholder Services."

         Shareholder Inquiries. Shareholder inquiries with respect to ML New York may be addressed to the Fund by telephone at (609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus. Shareholder inquiries with respect to Lebenthal New York may be addressed to the Fund by telephone at (800) 594-7078 or at the following address: 120 Broadway, New York, New York 10271.


                   THE AGREEMENT AND PLAN OF REORGANIZATION

General

     Under the Agreement and Plan (attached hereto as Exhibit I), ML New York will acquire all of the assets and assume all of the liabilities of Lebenthal New York in exchange for newly issued Class A shares of beneficial interest, with a par value of $.10 per share, of ML New York to be issued to Lebenthal New York for distribution to the shareholders of Lebenthal New York. Upon receipt of such shares, Lebenthal New York will be terminated as a series of Lebenthal Funds under Maryland law.

     Generally, the assets transferred by Lebenthal New York to ML New York will equal all investments of Lebenthal New York held in its portfolio after the close of business on the NYSE on the business day prior to the date the Reorganization takes place ("Valuation Time") and all other assets of Lebenthal New York as of such time.

     Shares of ML New York will be distributed to shareholders of Lebenthal New York as follows: holders of Class A and Class B shares of Lebenthal New York as of the Valuation Time will be entitled to receive Class A shares of ML New York (the "Shares"). The aggregate net asset value of the Shares of ML New York to be received by each shareholder of Lebenthal New York will equal the aggregate net asset value of the shares of Lebenthal New York owned by such shareholder as of the Valuation Time. See "Terms of the Agreement and Plan--Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.

     Since the Shares will be issued at net asset value and the shares of Lebenthal New York will be valued at net asset value, the interests of holders of shares of Lebenthal New York will not be diluted as a result of the Reorganization. Because the ML New York Combined Fund will have a larger asset base than Lebenthal New York as a result of the Reorganization, a shareholder of Lebenthal New York likely will hold a lower percentage of ownership in the ML New York Combined Fund than he or she owned in Lebenthal New York immediately prior to the Reorganization.

Procedure

     The Board of Lebenthal Funds, including all of the non-interested Directors, after determining that the Reorganization is in the best interests of Lebenthal New York, and that the interests of the shareholders of Lebenthal New York with respect to net asset value will not be diluted as a result of effecting the Reorganization, approved the Agreement and Plan and the submission of such Agreement and Plan to the shareholders of Lebenthal New York for approval. The Board of ML New York, including all of the non-interested Trustees, after determining that the Reorganization is in the best interests of ML New York and that the interests of the shareholders of ML New York with respect to net asset value will not be diluted as a result of effecting the Reorganization, approved the Agreement and Plan. No vote of the shareholders of ML New York is required.

     If the shareholders of Lebenthal New York approve the Agreement and Plan at the Meeting, and all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place as soon as practicable after such approval.

     The Board of Lebenthal Funds recommends that shareholders of Lebenthal New York approve the Agreement and Plan.

Terms of the Agreement and Plan

     The following is a summary of the significant terms of the Agreement and Plan. This summary is qualified in its entirety by reference to the Agreement and Plan, a copy of which is attached hereto as Exhibit I.

     Valuation of Assets and Liabilities. Full shares of ML New York, and to the extent necessary, fractional shares of ML New York, of an aggregate net asset value equal to the aggregate net asset value of the assets of Lebenthal New York acquired by ML New York, determined as hereinafter provided, reduced by the amount of liabilities of Lebenthal New York assumed by ML New York, shall be issued by ML New York, in exchange for the transfer of the assets of Lebenthal New York to and the assumption of the liabilities of Lebenthal New York by ML New York. The respective assets of the Funds will be valued as of the Valuation Time according to the procedures described in the ML New York Prospectus. Such valuation and determination shall be made by ML New York in cooperation with Lebenthal New York. Lebenthal New York has adopted the same valuation policies as ML New York effective December 3, 2005. Purchase orders for Lebenthal New York shares that have not been confirmed as of the Valuation Time will be treated as assets of Lebenthal New York for purposes of the Reorganization. Redemption requests that have not settled as of the Valuation Time will be treated as liabilities for purposes of the Reorganization.

     Distribution of Shares. As soon as practicable after the Closing Date (the next full business day following the Valuation Time), Lebenthal New York will liquidate and distribute the Shares of ML New York received by it pro rata to its shareholders in exchange for such shareholders' proportional interests in Lebenthal New York. The Shares of ML New York received by the shareholders will have the same aggregate net asset value as each such shareholder's interest in Lebenthal New York held on the Closing Date. Generally, the liquidation and distributions will be accomplished by opening new accounts on the books of ML New York in the names of the shareholders of Lebenthal New York and transferring to those shareholders' accounts the Shares of ML New York representing such shareholders' interests in Lebenthal New York.

     No sales charge or fee of any kind will be charged to shareholders of Lebenthal New York in connection with their receipt of Shares of ML New York in the Reorganization.

     Expenses. FAM has executed and delivered to the Funds an undertaking to bear all expenses of the Reorganization including, but not limited to, the expenses incurred in preparing, printing and mailing this Proxy Statement and Prospectus and other proxy materials to be used in connection with the meeting of shareholders of Lebenthal New York to consider the Reorganization, the fees and expenses of counsel to Lebenthal Funds and counsel to the independent directors of Lebenthal Funds, obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, legal, transfer agent and audit fees, the expenses related to the solicitation of proxies to be voted at the Meeting and the expenses related to the printing of the Reorganization Statement of Additional Information. If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

     Subject to approval of the Reorganization by the shareholders of Lebenthal New York, FAM agrees to be responsible for payment of the premium applicable to Lebenthal New York under the directors and officers liability insurance policy maintained by Lebenthal Funds for a period of three years following the closing of the Reorganization.

     Required Approvals. Consummation of the Reorganization is conditioned upon the approval by the Boards (which has already been obtained), as well as the receipt of certain regulatory approvals. In addition, approval of the Agreement and Plan by Lebenthal New York requires the affirmative vote of the shareholders of Lebenthal New York representing a majority of the outstanding voting securities (as defined in the Investment Company Act) voting together as a single class. A vote of the shareholders of ML New York is not required.

     Deregistration and Dissolution. Following the transfer of the assets and liabilities of Lebenthal New York to ML New York, each Lebenthal New York shareholder will receive Shares of ML New York. In addition, Lebenthal New York will be terminated as a series of Lebenthal Funds in accordance with the laws of the State of Maryland.

     Amendments and Conditions. Prior to shareholder approval of the Reorganization, the Agreement and Plan may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants may be waived, by a written instrument executed by the Funds or, in the case of a waiver, by the Fund waiving compliance. At any time prior to the Closing Date, any of the terms or conditions of the Agreement and Plan may be waived by the Board of Lebenthal Funds or the Trust (provided the applicable Fund is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under the Agreement and Plan to the shareholders of the applicable Fund, on behalf of which such action is taken. In addition, the Board of the Trust has delegated to FAM the ability to make non-material changes to the terms of the Reorganization, if FAM, after consultation with counsel for ML New York, deems it to be in the best interests of ML New York to do so. The obligations of Lebenthal New York and ML New York pursuant to the Agreement and Plan are subject to various conditions, including a registration statement on Form N-14 becoming effective, approval of the Reorganization by Lebenthal New York's shareholders, an opinion of counsel being received as to certain tax matters and the continuing accuracy of various representations and warranties being confirmed by the respective parties.

     Termination, Postponement and Waivers. The Agreement and Plan may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the shareholders of Lebenthal New York, prior to the Closing Date, or the Closing Date may be postponed with respect to the
Reorganization: (i) by mutual consent of the Boards of the Trust and Lebenthal Funds; (ii) by the Board of Lebenthal Funds if on the Closing Date any condition of Lebenthal New York's obligations with respect to the Reorganization as set forth in the Agreement and Plan has not been fulfilled or waived by such Board; or (iii) by the Board of the Trust if on the Closing Date any condition of ML New York's obligations with respect to the Reorganization as set forth in the Agreement and Plan has not been fulfilled or waived by such Board. In addition, unless a later date is agreed to by the Board of Lebenthal Funds and the Board of the Trust, the Agreement and Plan will automatically terminate on , 2006, if the Reorganization has not been consummated.

Potential Benefits to Shareholders of Lebenthal New York as a Result of the Reorganization

     FAM believes that the Reorganization will benefit the shareholders of each of the Funds. Following the Reorganization, (i) ML New York shareholders will remain invested in a diversified, open-end fund that has greater net assets and an anticipated lower total expense ratio with no changes to its current investment objectives and management arrangements; and (ii) Lebenthal New York shareholders will become invested in a diversified, open-end fund with substantially similar investment objectives and strategies with a lower total expense ratio than Lebenthal New York, and will hold shares that are subject to lower sales charges and account maintenance fees than they currently do. The ML New York Class A shares to be issued in the Reorganization are not subject to distribution fees.

     FAM believes that the Reorganization will benefit the shareholders of ML New York because certain fixed costs, such as printing shareholder reports, legal expenses, audit fees, registration fees, mailing costs and other expenses will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of ML New York. FAM has agreed to bear the expenses of the Reorganization incurred by both Funds. It is anticipated that the total expense ratio for the ML New York Combined Fund will be lower than the current total expense ratio for Lebenthal New York.

     If the Reorganization had taken place on September 30, 2005, the total annual expense ratio of the ML New York Combined Fund would be 0.10%, 1.27% and 0.06% lower (including distribution and account maintenance fees) for Lebenthal New York Class A shareholders, Lebenthal New York Class B shareholders and ML New York Class A shareholders, respectively. For further information, see "Summary - Comparison of the Funds - Expense Ratios" and "- Fee Table."

     The following table sets forth the net assets of each of the Funds for each of their last three fiscal year ends and with respect to Lebenthal New York also as of September 30, 2005.

                   Total Net Assets for the Dates Indicated

            ML New York                      Lebenthal New York
 --------------------------------     --------------------------------

 As of 9/30/03       $255,909,110     As of 11/30/02     $172,899,936

 As of 9/30/04       $230,582,610     As of 11/30/03     $186,481,296

 As of 9/30/05       $214,497,774     As of 11/30/04     $167,396,143

                                      As of 9/30/05      $166,884,754

     The following table sets forth the total actual annual expense ratio and total annual expense ratio after the Reorganization of each share class for each of the Funds and the ML New York Combined Fund as of September 30, 2005.

                                               Total Actual Annual Operating
                                               Expense Ratio as of
                                               September 30, 2005
            ML New York                        -----------------------------
              Class A                                     0.84%
              Class B                                     1.25%
              Class C                                     1.35%
              Class I                                     0.74%
            Lebenthal New York
              Class A                                     0.88%
              Class B**                                   2.05%
           ML New York Combined
           Fund*
              Class A                                     0.78%
              Class B                                     1.19%
              Class C                                     1.29%
              Class I                                     0.68%
         -------------------------------
         * The Manager for ML New York and the ML New York Combined Fund may reimburse a portion of the Fund's management fee in connection with the Fund's investment in an affiliated money market fund. For the fiscal year ended September 30, 2005, there was no impact to the Total Annual Operating Expense Ratio.

         ** This does not give effect to the predecessor distributor's voluntary waiver of 0.50% of the distribution fee.

     FAM does not believe that Lebenthal New York is likely to attract significant additional assets and believes that it is likely to experience net redemptions resulting over time in a higher expense ratio. As discussed above, in the Reorganization, shareholders of Lebenthal New York should benefit by becoming invested in a diversified, open-end fund with substantially similar investment objectives and strategies with a lower total expense ratio than Lebenthal New York, and by holding shares that are subject to lower sales charges and account maintenance fees than they currently do. In addition, the ML New York Class A shares to be issued in the Reorganization are not subject to distribution fees.

     In approving the Reorganization, the Board of Lebenthal Funds also determined that the interests of existing shareholders of Lebenthal New York would not be diluted as a result of the Reorganization.

Factors Considered by the Board of Directors of Lebenthal Funds in Recommending the Reorganization

     In recommending the Reorganization as being in the best interests of Lebenthal New York and its shareholders, the Board of Directors of Lebenthal Funds considered a number of factors, including the following:

     First, the Lebenthal division of Boston Advisors, the predecessor investment adviser to Lebenthal New York, no longer manages Lebenthal New York. As a result of the Advest Acquisition, the investment advisory contract between Boston Advisors and Lebenthal New York terminated and, as a result of staffing changes at Boston Advisors after such change in control, Boston Advisors no longer had the expertise to manage a fund focusing on New York municipal securities. Consequently, a significant change with respect to the management of Lebenthal New York was required. The Reorganization provided an attractive opportunity to address ongoing management of the assets of Lebenthal New York.

     Second, the Board considered the potential for shareholders of Lebenthal New York to realize significantly lower overall expenses. Giving effect to expense limitations currently in effect with respect to Lebenthal New York, the pro forma expense ratio of the ML New York Combined Fund (0.90% of average daily net assets) will be lower than the historical expense ratio of Lebenthal New York (0.95% of average daily net assets). Such expense limitations are voluntary and may be eliminated in the future. Without giving effect to the expense limitations, Lebenthal New York's expense ratio for the period ended September 30, 2005 would have been 1.37% of average daily net assets, which is significantly higher than the pro forma expenses of the ML New York Combined Fund. Consequently, with or without giving effect to the expense limitations, the expense ratio of the ML New York

Combined Fund is anticipated to be lower than Lebenthal New York's historical expense ratio, resulting in meaningful savings for shareholders of Lebenthal New York. In evaluating this factor, the Board noted that the management fee of Lebenthal New York was lower than the management fee of ML New York; however, the Board considered that factor to be secondary to the lower overall expense ratio.

     Third, after the Reorganization, the ML New York Combined Fund will have an asset size substantially larger than Lebenthal New York and will be in a better position to attract additional investors, which may allow the ML New York Combined Fund to achieve further economies of scale in investments and expenses that Lebenthal New York could not reasonably expect to achieve as a separate fund of its current size.

     Fourth, the historical investment performance of ML New York is comparable to the historical investment performance of Lebenthal New York. For the one, five and ten year periods ended September 30, 2005, the Class A
shares of ML New York had an average annual return of   % (one year);  % (five
year); and   % (ten year), compared to an average annual return of Lebenthal New
York of %  (one year); %   (five year); and % (ten year), respectively, during
the same period. Consequently, although the longer-term record of Lebenthal
New York is somewhat more favorable than the performance of ML New York, the difference is not substantial and ML New York has superior performance during the most recent period.

     Fifth, the Board considered the substantial resources of FAM. At September 30, 2005, FAM managed investment companies and accounts with
approximately $      billion in assets, including $      in portfolios of
municipal securities. FAM is part of the global asset management group of MLPF&S. As shareholders of ML New York, the current shareholders of Lebenthal New York will have exchange privileges with a broad range of mutual funds managed by FAM and its affiliates.

     Sixth, the Reorganization will provide shareholders of Lebenthal New York with exposure to substantially the same investment product as they currently have.

     Seventh, the Reorganization is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, and therefore will not be treated as a taxable sale of shares of Lebenthal New York.

     Eighth, FAM has agreed to bear the expenses of the Reorganization.

Tax Consequences of the Reorganization

     Summary. Lebenthal Funds on behalf of Lebenthal New York, and the Trust on behalf of ML New York, will receive an opinion of counsel with respect to the Reorganization to the effect that, among other things, neither Fund will recognize any gain or loss on the transaction, and no shareholder of Lebenthal New York will recognize any gain or loss upon receipt of Shares of ML New York in the Reorganization.

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). The Trust and Lebenthal Funds have elected and qualified ML New York and Lebenthal New York, respectively, for the special tax treatment afforded "regulated investment companies" under the Code, and the Trust intends to continue to so qualify the ML New York Combined Fund after the Reorganization. The Funds will receive an opinion of counsel to the effect that, for Federal income tax purposes: (i) the transfer by Lebenthal New York of all of its assets to ML New York in exchange solely for Shares of ML New York as provided in the Agreement and Plan will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and each Fund will be deemed to be a "party" to a reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Lebenthal New York as a result of the transfer of its assets solely in exchange for Shares of ML New York or on the distribution of the Shares of ML New York to Lebenthal New York's shareholders under Section 361(c)(1); (iii) under Section 1032 of the Code, no gain or loss will be recognized by ML New York on the receipt of assets of Lebenthal New York in exchange for Shares of ML New York; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of Lebenthal New York on the receipt of Shares of ML New York in exchange for their shares of Lebenthal New York; (v) in accordance with Section 362(b) of the Code, the tax basis of Lebenthal New York's assets in the hands of ML New York will be the same as the tax basis of such assets in the hands of Lebenthal New York immediately prior to the consummation of the Reorganization; (vi) in accordance with
Section 358 of the

Code, immediately after the Reorganization, the tax basis of the Shares of ML New York received by the shareholders of Lebenthal New York in the Reorganization (including fractional shares to which they may be entitled) will be equal, in the aggregate, to the tax basis of the shares of Lebenthal New York surrendered in exchange therefor; (vii) in accordance with Section 1223 of the Code, a shareholder's holding period for the Shares of ML New York (including fractional shares to which they may be entitled) will be determined by including the period for which such shareholder held shares of Lebenthal New York exchanged therefor, provided that such shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, ML New York's holding period with respect to Lebenthal New York's assets transferred will include the period for which such assets were held by Lebenthal New York; and
(ix) pursuant to Section 381(a) of the Code and regulations thereunder, ML New York will succeed to and take into account certain tax attributes of Lebenthal New York, such as earnings and profits, capital loss carryovers and method of accounting.

     Under Section 381(a) of the Code, ML New York will succeed to and take into account certain tax attributes of Lebenthal New York, including, but not limited to, earnings and profits, any capital loss carryovers and method of accounting. The Code, however, contains special limitations with regard to the use of capital losses and other similar items in the context of certain reorganizations, including tax-free reorganizations pursuant to Section 368(a)(1)(C) of the Code, which could reduce the benefit of these attributes to ML New York. As of September 30, 2005, ML New York had undistributed net realized capital loss of approximately ($17.5) million, representing approximately ($.51) per share for the Pro Forma ML New York Combined Fund, assuming the Reorganization had taken place as of September 30, 2005. ML New York had net unrealized appreciation of approximately $13.3 million and Lebenthal New York had net unrealized appreciation of approximately $9.3 million. After the Reorganization, net unrealized appreciation would represent approximately $.66 per share for the Pro Forma ML New York Combined Fund, assuming the Reorganization had been consummated as of September 30, 2005. As a percentage of net asset value per share, the total net capital gain after the Reorganization would have represented a decrease for Lebenthal New York and an increase for ML New York if the Reorganization had taken place as of September 30, 2005.

     Shareholders should consult their tax advisers regarding the tax consequences of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, shareholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     Status as a Regulated Investment Company. Lebenthal Funds has elected and qualified Lebenthal New York to be taxed as a regulated investment company under Sections 851-855 of the Code. The Trust has also elected and qualified ML New York to be taxed as a regulated investment company under Sections 851-855 of the Code and, after the Reorganization, the ML New York Combined Fund intends to continue to so qualify.

Capitalization

     The following tables set forth as of September 30, 2005: (i) the capitalization of ML New York, (ii) the capitalization of Lebenthal New York, and (iii) the pro forma capitalization of the Pro Forma ML New York Combined Fund as adjusted to give effect to the Reorganization assuming the Reorganization was consummated as of that date.

                        Capitalization of ML New York,
       Lebenthal New York and Pro Forma ML New York Combined Fund as of
                              September 30, 2005
       ----------------------------------------------------------------
                                  (unaudited)

                                  ML New York


                                               Class A
                                               -------


                Net Assets:                    $

                Shares Outstanding:

                Net Asset Value Per Share:     $

                              Lebenthal New York


                                         Class A             Class B
                                         -------             -------


         Net Assets:                     $                   $

         Shares Outstanding:

         Net Asset Value Per Share:      $                   $


                      Pro Forma ML New York Combined Fund


                                               Class A
                                               -------


               Net Assets:                     $

               Shares Outstanding:

               Net Asset Value Per Share:      $

                  ITEM 2. APPROVAL OF NEW MANAGEMENT CONTRACT

     Shareholders are being asked to approve the New Management Contract between Lebenthal Funds, on behalf of Lebenthal New York, and FAM. On November 29, 2005, after careful consideration of possible alternatives to Lebenthal New York's management arrangement, the Board of Directors of Lebenthal Funds, including all of the non-interested Directors, determined that it would be in the best interest of Lebenthal New York and its shareholders to select FAM as the new investment adviser to the Fund. At this meeting, the Board approved, subject to shareholder approval, the New Management Contract for a period of two years from the date shareholders approve the New Management Contract. The New Management Contract also provides that FAM will serve as Lebenthal New York's investment adviser for an interim period running from December 2, 2005 until the earlier of 150 days after December 2, 2005 or the date the New Management Contract is approved by shareholders. If shareholders approve the New Management Contract, the New Management Contract will become effective on the date of shareholder approval and will continue in effect for such two-year period, subject to annual renewal by the Directors or by the shareholders. If shareholders approve the New Management Contract, shareholders will also be approving the payment by Lebenthal New York of advisory fees to FAM during the interim period. Under these circumstances, FAM will also be entitled to receive interest earned on those fees while held in escrow. If shareholders do not approve the New Management Contract, then FAM will only be entitled to recover out of the escrow account the costs it incurred (plus interest) for serving as Lebenthal New York's investment adviser during the interim period. The New Management Contract would then terminate and the Board of Lebenthal Funds would be required to appoint a new investment adviser to Lebenthal New York.

Terms of the New Management Contract

     The New Management Contract is identical to the Prior Advisory Agreement except for the name of the investment adviser, the date of commencement and the date of termination of the agreement. A copy of the New Management Contract is attached as Exhibit II to this Proxy Statement and Prospectus. Set forth below is a description of the services to be provided under the New Management Contract.

     Management Services. Pursuant to the New Management Contract, FAM provides Lebenthal New York with management and other services, including supervising and monitoring the performance of Lebenthal New York's administrator in connection with its duties under Lebenthal New York's administrative services agreement. Subject to the general control of the Directors, FAM is responsible for the management of Lebenthal New York's portfolio of securities and for making decisions with respect to the purchase and sale of investments. FAM or its affiliates will also furnish Lebenthal New York, at FAM's own expense, such investment advisory supervision and assistance as FAM believes appropriate or as the Fund may reasonably request subject to the requirements of any regulatory authority to which FAM may be subject. These services are identical to those in the Prior Advisory Agreement.

     Duration and Termination. Unless earlier terminated as described herein, the New Management Contract will remain in effect for a period of two years and thereafter from year to year if approved annually (a) by the Board of Directors of Lebenthal Funds or by a majority of the outstanding shares of Lebenthal New York and (b) by a majority of the Directors who are not parties to such agreement or interested persons (as defined in the Investment Company
Act) of any such party. The agreement is not assignable and may be terminated at any time, without the payment of any penalty, by vote of a majority of Lebenthal New York's outstanding voting securities (as defined in the Investment Company Act) or by a vote of a majority of Lebenthal New York's entire Board of Directors, or on sixty days' written notice by either party. These terms are identical to the terms of the Prior Advisory Agreement.

Compensation and Expenses

     Advisory Fee. Pursuant to the New Management Contract, FAM receives for its services to Lebenthal New York monthly compensation at the annual rate of 0.25% of Lebenthal New York's average daily net assets not in excess of $50 million, 0.225% of such assets between $50 million and $100 million and 0.20% of such assets in excess of $100 million. These terms are identical to the terms of the Prior Advisory Agreement.

     Payment of Fund Expenses. The New Management Contract obligates Lebenthal New York to be responsible for payment of all of its expenses, including: (a) brokerage and commission expenses; (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on the Fund; (c) commitment fees and certain insurance premiums; (d) interest charges on borrowings by the Fund; (e) charges and expenses of the Fund's custodian; (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for the Fund; (g) telecommunications expenses; (h) recurring and nonrecurring legal and accounting expenses, including the determination of net asset value per share and the maintenance of Fund and general accounting records; (i) costs of organizing and maintaining the Fund's existence as a corporation; (j) compensation, including directors' fees, of any of the Fund's directors, officers or employees who are not officers of FAM or its affiliates and costs of other personnel providing clerical, accounting supervision and other office services to the Fund, as the Fund may request; (k) costs of shareholders' services; (l) costs of shareholders' reports, proxy solicitations, and corporate meetings; (m) fees and expenses of registering the Fund's shares under the appropriate Federal securities laws and of qualifying the Fund's shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of the Fund's shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (n) expenses of preparing, printing and delivering Lebenthal New York's prospectus to its existing shareholders and of printing shareholder application forms for shareholder accounts; and (o) payment of the fees provided for in the New Management Contract and in the administrative services agreement and distribution agreement.

Payments to Boston Advisors, FAM and their Affiliates

     For the fiscal year ended November 30, 2005, Lebenthal New York paid $[ ] in brokerage commissions, including $[ ] in brokerage commissions ([ ]% of total brokerage commissions) paid to MLPF&S, an affiliate of FAM. For the fiscal year ended November 30, 2005, Boston Advisors and its affiliates received no commissions on execution of such portfolio security transactions.

     During the fiscal year ended November 30, 2005, Lebenthal New York engaged in an aggregate of $[ ] in principal transactions with MLPF&S. Subsequent to the Advest Acquisition, Lebenthal New York will not effect any principal transactions with MLPF&S and its affiliates except pursuant to applicable Commission exemptive relief and may engage in brokerage transactions with MLPF&S only as permitted by Commission rules. For the fiscal year ended November 30, 2005, Boston Advisors and its affiliates engaged in no principal transactions with Lebenthal New York.

Comparative Fee Information

     The following table provides information with respect to Lebenthal New York and certain other funds with similar objectives for which FAM also serves as investment adviser:


                                           Advisory Fee (As a Percentage of         Approximate Net Assets as of
               Agreement                       Average Daily Net Assets)                  December 31, 2005
               ---------                       -------------------------                  -----------------
Lebenthal New York                       0.25% up to $50 million; 0.225% for
                                         next $50 million and 0.20% over $100
                                         million

ML New York                              0.55% up to $500 million; if assets
                                         over $500 million, FAM has agreed to
                                         waive a portion of the fee due and
                                         to receive a fee of 0.55% up to $500
                                         million, 0.525% for next $500
                                         million and 0.50% over $1 billion

Merrill Lynch Florida Municipal          0.55% up to $500 million; 0.525% for
     Bond Fund                           next $500 million and 0.50% over $1
                                         billion

Merrill Lynch New Jersey                 0.55% up to $500 million; 0.525% for
     Municipal Bond Fund                 next $500 million and 0.50% over $1
                                         billion

Merrill Lynch Pennsylvania               0.55% up to $500 million; 0.525% for
     Municipal Bond Fund                 next $500 million and 0.50% over $1
                                         billion

Merrill Lynch California Insured         0.55% up to $500 million; 0.525% for
     Municipal Bond Fund                 next $500 million and 0.50% over $1
                                         billion

Lebenthal New Jersey Municipal Bond      0.25% up to $50 million; 0.225% for
Fund                                     next $50 million and 0.20% over $100
                                         million


The Board's Considerations

     In approving the New Management Contract, the Board of Directors of Lebenthal Funds met with representatives of FAM, including the proposed portfolio manager for Lebenthal New York, and the non-interested Directors met in executive session with their counsel. In connection with such meetings, the non-interested Directors requested and were provided with a broad range of information on FAM, its experience in managing municipal funds and its compliance resources. Based upon such review, the Board of Directors, including all of the non-interested Directors, concluded that the New Management Contract was in the best interest of Lebenthal New York after considering the factors outlined below.

     The nature, extent and quality of services to be provided by FAM. The Board reviewed in detail the nature and extent of the services to be provided by FAM under the terms of the New Management Contract. The Board noted that the services include managing the investment and reinvestment of Lebenthal New York's assets; the provision of reports to the Board regarding changes in portfolio holdings and important developments affecting the economy in general and the entities whose securities are included in Lebenthal New York's portfolio; and the compensation of all officers, directors and employees of Lebenthal New York who are officers of FAM or its affiliates. The Board also noted that the resources available to FAM in managing Lebenthal New York were substantially greater than the resources that had been available to Boston Advisors. The Board also considered the report on FAM's compliance resources and record and the background of the personnel who would be involved in the management of Lebenthal New York. The Board concluded that the nature and extent of the services provided under the New Management Contract were reasonable and appropriate in relation to the management fees.

     The performance of FAM in managing similar accounts. The Board reviewed the historical investment performance of Lebenthal New York, similar funds managed by FAM (including ML New York) and a peer group of investment companies selected by Lipper Analytical Services (the "Peer Group"). The Board considered those comparisons as helpful in their assessment as to whether FAM would be capable of obtaining for Lebenthal New York's shareholders the performance that was available in the marketplace given Lebenthal New York's investment objectives, strategies, limitations and restrictions.

     The management fees under the New Management Contract. In connection with the Board's consideration of the level of the management fee, the Board considered a number of factors. The Board compared the level of the management fee for Lebenthal New York against the advisory fees charged by funds in the Peer Group and comparable funds managed by FAM. The Board also considered comparative total fund expenses of Lebenthal New York. The Board used this combined fee information and total expense data as a guide to help assess the reasonableness of the management fee under the New Management Contract, although the Directors acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the Peer Group fund agreements was often not apparent. The Board also viewed the Peer Group fee information as a whole as useful in assessing whether FAM would be providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered both the comparative contract rates as well as the level of the management fees after waivers and/or reimbursements. The Board noted that the contract rate of the combined fees (management and administrative) was reasonable when compared to the combined fees of the Peer Group. The Board further observed that the total expense ratio of Lebenthal New York was satisfactory when compared to both the median and average expense ratio of the funds in the Peer Group. The Board concluded that the level of the management fee under the New Management Contract was reasonable in light of these factors.

     The extent to which economies of scale will be realized as Lebenthal New York grows and whether fee levels reflect those economies of scale. The Board concluded that, given the anticipated level of growth of Lebenthal New York in the coming year, the Directors were unable to assess at this time whether economies of scale would be realized if Lebenthal New York were to experience significant asset growth in the future. In this regard, the Board noted the proposal to reorganize Lebenthal New York into ML New York, which combination would provide the ML New York Combined Fund with greater economies of scale.

     Based on a consideration of all these factors in their totality, the Directors, including all of the non-interested Directors, determined that the proposed management fee under the New Management Contrast is fair and reasonable with respect to the quality of services that FAM is expected to provide to Lebenthal New York and in light of the other factors described above that the Board deemed relevant. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

Information Relating to FAM

     FAM was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. FAM and its affiliates had approximately $523.8 billion in investment company and other portfolio assets under management as of November 30, 2005. The principal business address of FAM is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     Set forth below is a list of each executive officer and partner of FAM indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged for at least the last two fiscal years for his, her or its own account or in the capacity of director, officer, partner or trustee. Additionally, Mr. Burke is Vice President and Treasurer of all or substantially all of the investment companies advised by FAM, MLIM or their affiliates, and Mr. Doll is an officer and/or Board member of all or substantially all of such companies.



Name                            Position(s) with FAM        Other Substantial Business, Profession, Vocation or Employment
-------------------------       --------------------        --------------------------------------------------------------
Merrill Lynch & Co., Inc.       Limited Partner             Financial Services Holding Company; Limited Partner of
                                                            MLIM
Princeton Services              General Partner             General Partner of MLIM


                                     33

Name                            Position(s) with FAM        Other Substantial Business, Profession, Vocation or Employment
-------------------------       --------------------        --------------------------------------------------------------
Robert C. Doll, Jr.             President                   President of MLIM/FAM-advised funds; President of MLIM,
                                                            Co-Head (Americas Region) of MLIM from 1999 to 2001;
                                                            President and Director of Princeton Services; President
                                                            of Princeton Administrators; Chief Investment Officer of
                                                            OppenheimerFunds, Inc., in 1999 and Executive Vice
                                                            President thereof from 1991 to 1999
Donald C. Burke                 First Vice President and    First Vice President and Treasurer of MLIM; Senior Vice
                                Treasurer                   President, Director and Treasurer of Princeton Services;
                                                            Vice President of FAMD
Andrew J. Donohue               Senior Vice President and   Senior Vice President and General Counsel of MLIM; Senior
                                General Counsel             Vice President, General Counsel and Director of Princeton
                                                            Services; President and Director of FAMD
Alice A. Pellegrino             Secretary                   Secretary of MLIM, Princeton Services and FAMD


     No current officer or director of Lebenthal New York or Lebenthal Funds is an officer, employee or director of FAM [or a former officer, employee or director of FAM].

Section 15(f) of the Investment Company Act

     The Stock Purchase Agreement between AXA Financial and MLPF&S, relating to the Advest Acquisition, contains a covenant of MLPF&S to use its reasonable best efforts to comply with the "safe harbor" provisions afforded by Section 15(f) of the Investment Company Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment advisory business occurs, the investment adviser or its affiliates may receive any amount or benefit in connection with the sale as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company clients of the adviser as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable to the transaction. The term "unfair burden" (as defined in the Investment Company Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Investment Company Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the company). MLPF&S has agreed that it will use reasonable best efforts to insure that no unfair burden will be imposed on Lebenthal New York or ML New York (as successor by the Reorganization to Lebenthal New York) by or as a result of the Advest Acquisition during such two-year period.

     The second condition of Section 15(f) is that during the three-year period after the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser (or predecessor or successor adviser). MLPF&S has agreed to use reasonable best efforts to insure compliance with this requirement during such three-year period. It is expected that the Boards of Lebenthal Funds and the Trust (as successor by the Reorganization to Lebenthal Funds) will continue to satisfy this 75% requirement of Section 15(f) for the requisite three-year period.

     The Board of Lebenthal Funds recommends that the shareholders of Lebenthal New York vote FOR approval of the New Management Contract.


                  INFORMATION CONCERNING THE SPECIAL MEETING

Date, Time and Place of Meeting

     The Meeting will be held on Friday, March 10, 2006, at the offices of [MLIM, 800 Scudders Mill Road, Plainsboro, New Jersey] at [ ] [a.m.][p.m.] Eastern time.

Solicitation, Revocation and Use of Proxies

     A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Lebenthal New York. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Agreement and Plan.

     It is not anticipated that any other matters will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Record Date and Outstanding Shares

     Only holders of record of shares of Lebenthal New York at the close of business on the Record Date are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, the number of shares issued, outstanding and entitled to vote was ___________________.

Security Ownership of Certain Beneficial Owners and Management of ML New York and Lebenthal New York

     At the Record Date, the Trustees and officers of the Trust as a group owned in the aggregate less than 1% of the outstanding shares of ML New York and owned in the aggregate less than 1% of the outstanding shares of common stock of Merrill Lynch & Co., Inc. ("ML & Co.").

     To the knowledge of ML New York, as of the Record Date, except as set forth in Exhibit III to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of ML New York.

     At the Record Date, the Directors and officers of Lebenthal Funds as a group owned in the aggregate less than 1% of the outstanding shares of Lebenthal New York and owned in the aggregate less than 1% of the outstanding shares of common stock of ML & Co.

     To the knowledge of Lebenthal New York, as of the Record Date, except as set forth in Exhibit III to this Proxy Statement and Prospectus, no person or entity owned of record or beneficially 5% or more of any class of the outstanding shares of Lebenthal New York.

Voting Rights and Required Vote

     For purposes of this Proxy Statement and Prospectus, each share of each class of Lebenthal New York is entitled to one vote. Approval of the Agreement and Plan (Item 1) and the New Management Contract (Item 2) by Lebenthal New York requires in each case the affirmative vote of the shareholders of Lebenthal New York representing a majority of the outstanding voting securities (defined in the Investment Company Act to mean the lesser of (i) 67% of the shares represented at the Meeting provided that more than 50% of the outstanding shares are represented at the Meeting or (ii) more than 50% of the outstanding shares), voting together as a single class. A vote of the shareholders of ML New York is not required.

     Any shareholder of Lebenthal New York may redeem his or her respective shares prior to the Reorganization or exchange them into certain other MLIM/FAM-advised funds.

     A quorum for purposes of the Meeting consists of one-third of the shares of Lebenthal New York entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of the shareholders of Lebenthal New York is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan or the New Management Contract are not received from the shareholders of Lebenthal New York, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of Lebenthal New York's shareholders.

                            ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by FAM. FAM will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Lebenthal New York and will reimburse certain persons that Lebenthal New York may employ for its reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of the Fund. See "The Reorganization--Terms of the Agreement and Plan of Reorganization--Expenses."

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Lebenthal Funds on behalf of Lebenthal New York. Lebenthal New York has retained [ ], with offices at [ ], to aid in the solicitation of proxies at a cost of approximately $ _________, plus out-of-pocket expenses, which are estimated to be $ ______. FAM has agreed to bear these expenses.

     Broker-dealer firms holding shares of Lebenthal New York in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms will not be permitted to vote without instructions with respect to either Item 1 (approval of the Agreement and Plan) or Item 2 (approval of the New Management Contract). Properly executed proxies that are returned but that are marked "abstain" with respect to an Item or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on an Item ("broker non-votes") will be counted as present for the purposes of determining a quorum. Such abstentions and broker non-votes with respect to Item 1 or Item 2 will have the same effect as a vote against approval of that Item.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto that the Funds have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Each Fund files reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by each Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. Copies of such materials also can be obtained from the public reference section of the Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Funds, that file electronically with the Commission.

                              LEGAL PROCEEDINGS

     There are no material legal proceedings to which Lebenthal New York or ML New York is a party.

                                LEGAL OPINIONS

      Certain legal matters in connection with the Reorganization will be passed upon for the Trust and ML New York by Sidley Austin Brown & Wood LLP ("Sidley Austin"), 787 Seventh Avenue, New York, New York 10019 and for Lebenthal Funds and Lebenthal New York by Wilmer Cutler Pickering Hale and Dorr LLP ("Wilmer Hale"), 60 State Street, Boston, Massachusetts 02109. Sidley Austin will rely as to matters of Massachusetts law on the opinion of Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110-1726. Wilmer Hale will rely as to matters of Maryland law on the opinion of Venable LLP, 1800 Mercantile Bank & Trust Building, Two Hopkins Plaza, Suite 1800, Baltimore, Maryland 21201. Certain tax matters in connection with the Reorganization will be passed upon by Sidley Austin, counsel to ML New York [and special tax counsel to Lebenthal New York].

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial highlights of ML New York, included in this Proxy Statement
and Prospectus have been so included in reliance on the report of            ,
independent registered public accounting firm, given on
its authority as experts in auditing and accounting. The principal business
address of               is                . The financial highlights of
Lebenthal New York, included in this Proxy Statement and Prospectus have been
so included in reliance on the report of             , independent registered
public accounting firm, given on its authority as experts in auditing and
accounting. The principal business address of                  is
              will serve as the independent registered public accounting firm for the ML New York Combined Fund after the Reorganization.

                            SHAREHOLDERS' MEETINGS

     Shareholders of each of the Funds are entitled to one vote for each share held and fractional votes for fractional shares held and shareholders of each class are entitled to vote on any matter submitted to a shareholder vote by that class. Neither Fund intends to hold meetings of its shareholders in any year unless required under its Charter or the Investment Company Act. Neither Fund's Charter requires it to hold an annual meeting of shareholders. Each Fund will be required, however, to call special meetings of its shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements or certain distribution arrangements, or of a change in the fundamental policies, objectives or restrictions. Each Fund also would be required to hold a shareholders' meeting to elect new Trustees or Directors at such time as less than a majority of the Trustees or Directors holding office have been elected by shareholders. The Charter of the Trust provides that a shareholders' meeting may be called by a majority of the Trustees or Directors and shall be called by any Trustee or Director upon the written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights, such request specifying the purpose or purposes for which such meeting is to be called. The Bylaws of Lebenthal Funds provides that a special shareholders' meeting may be called by the chairman, president or board of directors of Lebenthal Funds and shall be called by the secretary upon the written request of shareholders holding in the aggregate not less than 25% of all votes entitled to be cast at the meeting, such request specifying the purpose or purposes for which such meeting is to be called and the matters proposed to be acted on thereat.

                             SHAREHOLDER PROPOSALS

     A shareholder proposal intended to be presented at any subsequent meetings of shareholders of Lebenthal New York must be received by Lebenthal New York within a reasonable time before the solicitation relating to such meeting is to be made by the Board of Lebenthal Funds in order to be considered in Lebenthal New York's proxy statement and form of proxy relating to the meeting. The persons named as proxies in any future proxy materials of Lebenthal New York may exercise discretionary authority with respect to any shareholder proposal presented at any subsequent meeting of the shareholders of Lebenthal New York if written notice of such proposal has not been received by Lebenthal New York within a reasonable time before Lebenthal New York begins to print and mail the proxy solicitation materials to be used in connection with such meeting. Written proposals with regard to Lebenthal New York should be sent to the Secretary of the Fund, 120 Broadway, New York, New York 10271. If the Reorganization is approved, the Meeting will be the last meeting for Lebenthal New York's shareholders.

                                   By Order of the Board of Directors,


                                   [Gregory Serbe]
                                   Secretary
                                   Lebenthal Funds, Inc.


Dated:                                , 2006

                                                                     EXHIBIT I

                     AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of the [ ] day of [ ], 2006, by and between Merrill Lynch Multi-State Municipal Series Trust, a Massachusetts business trust (the "Trust"), on behalf of Merrill Lynch New York Municipal Bond Fund, a series of the Trust ("ML New York"), and Lebenthal Funds, Inc., a Maryland corporation ("Lebenthal Funds"), on behalf of Lebenthal New York Municipal Bond Fund, a series of Lebenthal Funds ("Lebenthal New York" and together with ML New York, the "Funds").

                            PLAN OF REORGANIZATION

     The reorganization will consist of (1) the transfer of all of the assets of Lebenthal New York to ML New York in exchange solely for (A) the issuance of Class A shares of beneficial interest of ML New York to Lebenthal New York and (B) the assumption by ML New York of all of the liabilities of Lebenthal New York, followed by (2) the distribution by Lebenthal New York, on or promptly after the Closing Date hereinafter referred to, of the shares of ML New York to the stockholders of Lebenthal New York in liquidation and termination of Lebenthal New York as provided herein, all upon the terms and conditions set forth in this Agreement. The transactions described in this paragraph are collectively referred to as the "Reorganization." The Board of Trustees of the Trust and the Board of Directors of Lebenthal Funds are referred to collectively herein as the "Boards" or singularly as the "Board" where applicable. The members of the Trust's or Lebenthal Funds' Board who are not interested persons of that Fund as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"), shall be referred to herein as the "Independent Trustees" or "Independent Directors" where applicable. The Trust and ML New York are sometimes referred to herein as "ML New York." Lebenthal Funds and Lebenthal New York are sometimes referred to herein as "Lebenthal New York."

     In the course of the Reorganization, shares of ML New York will be distributed to stockholders of Lebenthal New York as follows: (a) holders of Class A and Class B shares of Lebenthal New York as of the Valuation Time (as defined in Section 3(c) of this Agreement) will be entitled to receive Class A shares of ML New York (the "Shares"). The aggregate net asset value of the Shares of ML New York to be received by each stockholder of Lebenthal New York will equal the aggregate net asset value of the shares of Lebenthal New York owned by such stockholder as of the Valuation Time. In consideration therefor, on the Closing Date (as defined in Section 7 of this Agreement), ML New York shall acquire all of the assets of Lebenthal New York and assume all of Lebenthal New York's liabilities then existing, whether absolute, accrued, known, unknown, contingent or otherwise. It is intended that the Reorganization described in this Agreement shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     As promptly as practicable after the consummation of the Reorganization, the Board of Lebenthal Funds shall take or shall cause such officers of Lebenthal New York to take such action as may be necessary to terminate Lebenthal New York as a series of Lebenthal Funds in accordance with Lebenthal Fund's Articles of Incorporation, as restated, amended or supplemented (hereinafter, the "Lebenthal Charter"), and the laws of the State of Maryland.

                                   AGREEMENT

     In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, the Trust, ML New York, Lebenthal Funds and Lebenthal New York hereby agree as follows:

     1. Representations and Warranties of Lebenthal Funds.

     Lebenthal Funds represents and warrants to, and agrees with the Trust that:

          (a) Lebenthal Funds is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets, to transfer the assets and liabilities of Lebenthal New York to ML New York and to carry out this Agreement. Lebenthal Funds has all necessary Federal and state authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) Lebenthal Funds is registered under the 1940 Act, as an open-end management investment company (File No. 811-06170), and such registration has not been revoked or rescinded and is in full force and effect. Lebenthal Funds has elected and qualified at all times since its inception for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code and intends to continue to so qualify through its taxable year ending on the Closing Date.

          (c) As used in this Agreement, the term "Lebenthal New York Investments" shall mean (i) the investments of Lebenthal New York shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to ML New York pursuant to
     Section 9(b); and (ii) all other assets owned by Lebenthal New York or liabilities incurred by Lebenthal New York existing as of the Valuation Time.

          (d) Lebenthal Funds has full corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (e) ML New York has been furnished with a statement of assets and liabilities and a schedule of investments of Lebenthal New York, each as of November 30, 2005, said financial statements having been audited by
                    , Lebenthal New York's independent registered public accounting firm. An unaudited statement of assets and liabilities of Lebenthal New York and an unaudited schedule of investments of Lebenthal New York, each as of the Valuation Time, will be furnished to the Trust at or prior to the Closing Date for the purpose of determining the number of shares of ML New York to be issued pursuant to Section 4 of this Agreement; and each will fairly present in all material respects the financial position of Lebenthal Funds and Lebenthal New York as of the

     Valuation Time in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

          (f) ML New York has been furnished with the Lebenthal Funds Annual Report to Stockholders for the year ended November 30, 2005. The financial statements appearing in such report fairly present in all material respects the financial position of Lebenthal New York as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

          (g) ML New York has been furnished with the prospectus and statement of additional information of Lebenthal Funds, each dated March 29, 2005, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Lebenthal Funds, threatened against it or Lebenthal New York which materially affect its financial condition or its ability to consummate the Reorganization. To the knowledge of Lebenthal Funds, neither Lebenthal Funds nor Lebenthal New York is either charged with nor, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of Lebenthal New York's business.

          (i) There are no material contracts outstanding relating to Lebenthal New York to which Lebenthal Funds is a party which are required to be disclosed in the N-14 Registration Statement (as defined in subsection (o) below) and which have not been so disclosed.

          (j) The execution and performance of this Agreement (subject to the conditions hereof) will not violate the Lebenthal Charter or by-laws, as amended, of Lebenthal Funds or any order or decree of any court of competent jurisdiction known to Lebenthal Funds to which Lebenthal Funds is subject.

          (k) On the date hereof, Lebenthal Funds has no known liabilities of a material amount, contingent or otherwise, other than (i) those shown on its statements of assets and liabilities referred to above, (ii) those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, (iii) any liabilities that are not required by generally accepted accounting principles to be shown on its statement of assets and liabilities and
     (iv) those incurred in connection with the Reorganization.

          (l) Lebenthal Funds has filed, or has obtained extensions to file, all Federal and state tax returns that are required to be filed by Lebenthal New York, and has paid or has obtained extensions to pay, all Federal and state taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of Lebenthal New York have been adequately provided for on the books of Lebenthal Funds, and no tax deficiency or liability of Lebenthal New York has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state tax authority with Lebenthal New York for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

          (m) At both the Valuation Time and the Closing Date, Lebenthal Funds will have full right, power and authority to sell, assign, transfer and deliver the Lebenthal New York Investments. At the Closing Date, subject only to the delivery of the Lebenthal New York Investments as contemplated by this Agreement, Lebenthal Funds will have good and marketable title to all of the Lebenthal New York Investments, and the Trust will acquire all of the Lebenthal New York Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Lebenthal New York Investments or materially affect title thereto).

          (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Lebenthal Funds of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

          (o) The registration statement filed by the Trust on Form N-14 relating to the shares of ML New York to be issued pursuant to this Agreement, which includes the proxy statement of Lebenthal Funds and the prospectus and statement of additional information of ML New York (together, the "Proxy Statement and Prospectus") with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, collectively the "N-14 Registration Statement"), on its effective date, at the time of the stockholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Lebenthal New York for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

          (p) Lebenthal Funds is authorized to issue 26 billion shares of capital stock, par value $0.001 per share, and to establish and designate separate series or classes, of which Lebenthal New York is one. Lebenthal New York is authorized to issue four billion shares of either Class A or Class B shares. Each issued and outstanding share is fully paid and nonassessable and has full voting rights.

          (q) Lebenthal New York will not sell or otherwise dispose of any of the Shares of ML New York to be received in the Reorganization, except in a distribution to its stockholders as provided herein.

          (r) At or prior to the Closing Date, Lebenthal Funds will have obtained any and all regulatory, Board, stockholder and other approvals necessary to effect the Reorganization as set forth herein.

          (s) Lebenthal New York currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the 1940 Act, the 1933 Act, the 1934 Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. Lebenthal New York currently complies in all material respects with and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to Lebenthal New York.

     2. Representations and Warranties of the Trust.

     The Trust represents and warrants to, and agrees with, Lebenthal Funds that:

          (a) The Trust is a business trust with transferable shares duly organized, validly existing and in good standing in conformity with the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out this Agreement. The Trust has all necessary Federal and state authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

          (b) The Trust is registered under the 1940 Act as an open-end management investment company (File No. 811-4375), and such registration has not been revoked or rescinded and is in full force and effect. The Trust has elected and qualified ML New York for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify ML New York until consummation of the Reorganization and thereafter.

          (c) The Trust has full power and authority to enter into and perform its obligations under this Agreement. Shareholders of the Trust are not required to approve the Reorganization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

          (d) Lebenthal New York has been furnished with a statement of assets and liabilities and a schedule of investments of ML New York, each as of September 30, 2005, said financial statements having been audited by Deloitte & Touche LLP, ML New York's independent public accounting firm. An unaudited statement of assets and liabilities of ML New York and an unaudited schedule of investments of ML New York, each as of the Valuation Time, will be furnished to Lebenthal Funds at or prior to the Closing Date for the purpose of determining the number of shares of ML
     New York to be issued pursuant to Section 4 of this Agreement; and each will fairly present in all material respects the financial position of ML New York as of the Valuation Time in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

          (e) Lebenthal New York has been furnished with ML New York's Annual Report to Shareholders for the year ended September 30, 2005, and the financial statements appearing therein fairly present in all material respects the financial position of the Trust and ML New York as of the dates indicated, in conformity with accounting principles generally accepted in the United States of America applied on a consistent basis.

          (f) Lebenthal New York has been furnished with the prospectus and statement of additional information of ML New York, each dated January , 2006, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Trust, threatened against it or ML New York which materially affect its financial condition or its ability to consummate the Reorganization. To the Trust's knowledge, neither the Trust nor ML New York is charged with nor threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (h) There are no material contracts outstanding relating to ML New York to which the Trust is a party which are required to be disclosed in the N-14 Registration Statement and which have not been so disclosed.

          (i) The execution and performance of this Agreement (subject to the conditions hereof) will not violate the Declaration of Trust, as amended, restated and supplemented (the "Trust Charter"), or by-laws, as amended, of the Trust or any order or decree of any court of competent jurisdiction known to the Trust to which the Trust is subject.

          (j) On the date hereof, ML New York has no known liabilities of a material amount, contingent or otherwise, other than (i) those shown on its statements of assets and liabilities referred to above, (ii) those incurred in the ordinary course of its business as an investment company since the date of its most recent Annual or Semi-Annual Report, (iii) any liabilities that are not required by generally accepted accounting principles to be shown on its statement of assets and liabilities and
     (iv) those incurred in connection with the Reorganization.

          (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Trust of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

          (l) The N-14 Registration Statement, on its effective date, at the time of the stockholders meeting referred to in Section 6(a) of this Agreement and on the Closing Date (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by ML New York for use in the N-14 Registration Statement as provided in Section 6(d) of this Agreement.

          (m) The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, with a par value of $0.10, and to establish and designate separate series or funds, of which ML New York is one. ML New York is authorized to issue an unlimited number of full and fractional shares of beneficial interest, with par value of $0.10, divided into four classes, designated Class A, Class B, Class C and Class I shares of beneficial interest; each issued and outstanding share is duly and validly issued and fully paid and nonassessable and has full voting rights.

          (n) The ML New York shares received by Lebenthal New York and distributed to stockholders of Lebenthal New York pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of ML New York will have any preemptive right of subscription or purchase in respect thereof.

          (o) At or prior to the Closing Date, the ML New York shares to be received by Lebenthal New York and distributed to stockholders of Lebenthal New York on the Closing Date will be duly qualified for offer and sale to the public in all states of the United States in which the sale of shares of Lebenthal New York presently are qualified, and there shall be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

          (p) ML New York currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the 1940 Act, the 1933 Act, the 1934 Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. ML New York currently complies in all material respects with and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to ML New York.

          (q) [Neither the Trust, nor to the knowledge of the Trust, any "affiliated person" of the Trust has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the 1940 Act, nor to the knowledge of the Trust, has any affiliated person of the Trust been the subject or presently is the subject of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under
     Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the 1934 Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the 1940 Act, except to the extent contemplated by any orders of exemption from such provisions previously obtained by the Trust or any affiliated person of the Trust from the U.S. Securities and Exchange Commission (the "Commission").]

          (r) At or prior to the Closing Date, ML New York will have obtained any and all regulatory, Board and other approvals, necessary to effect the Reorganization.

     3. The Reorganization.

          (a) Subject to receiving the requisite approval of the stockholders of Lebenthal New York, and to the other terms and conditions contained herein, Lebenthal New York agrees to convey, transfer and deliver to ML New York, and ML New York agrees to acquire from Lebenthal New York, on the Closing Date all of the Lebenthal New York Investments (including interest accrued as of the Valuation Time on debt instruments), and assume all of the liabilities of Lebenthal New York, in exchange solely for that number of shares of ML New York calculated in accordance with
     Section 4 of this Agreement. Pursuant to this Agreement, on the Closing Date or as soon as practicable thereafter, Lebenthal New York will distribute all Shares of ML New York received by it to its stockholders in exchange for their shares of Lebenthal New York. Such distribution shall be accomplished by the opening of shareholder accounts on the share ledger records of ML New York in the amounts due the stockholders of Lebenthal New York based on their respective holdings in Lebenthal New York as of the Valuation Time.

          (b) Lebenthal New York will pay or cause to be paid to ML New York any interest or dividends it receives on or after the Closing Date with respect to the Lebenthal New York Investments transferred to ML New York hereunder.

          (c) The Valuation Time shall be 4:00 p.m. New York time, on [ ], 2006, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

          (d) Following the distribution referred to in subparagraph 3(a) above, Lebenthal New York will be terminated as a series of Lebenthal Funds by filing Articles Supplementary of Lebenthal Funds, together with any required tax or other reports, with the Maryland State Department of Assessments and Taxation ("SDAT").

     4. Issuance and Valuation of ML New York Shares in the Reorganization.

     Full shares of ML New York, and to the extent necessary, any fractional shares of ML New York, of an aggregate net asset value equal to the value of the assets of Lebenthal New York acquired, determined as hereinafter provided, reduced by the amount of liabilities of Lebenthal New York assumed by ML New York, shall be issued by ML New York in exchange for such assets of Lebenthal New York. The net asset value of Lebenthal New York and ML

New York shall be determined as of the Valuation Time in accordance with the procedures described in the prospectus of ML New York dated January , 2006. Such valuation and determination shall be made by ML New York in cooperation with Lebenthal New York. ML New York shall issue its Class A shares to Lebenthal New York by the opening of a shareholder account on the share ledger records of ML New York registered in the name of Lebenthal New York. Lebenthal New York shall distribute Shares of ML New York to its stockholders by indicating the registration of such shares in the name of Lebenthal New York's stockholders in the amounts due such stockholders based on their respective holdings in Lebenthal New York as of the Valuation Time.

     5. Payment of Expenses.

          (a) Fund Asset Management, L.P. ("FAM") has executed and delivered to the Funds an undertaking to bear all expenses of the Reorganization including, but not limited to the expenses incurred in preparing, printing and mailing the proxy materials to be used in connection with the meeting of stockholders of Lebenthal New York to consider the Reorganization, the fees and expenses of the counsel to Lebenthal Funds and counsel to the independent directors of Lebenthal Funds, obtaining the opinion of counsel with respect to certain tax matters, the preparation of the Agreement and Plan, legal, transfer agent and audit fees, the expenses related to the solicitation of proxies to be voted at that meeting and the expenses related to the printing of the Proxy Statement and Prospectus and of the Reorganization Statement of Additional Information.

          (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

     6. Covenants of the Funds.

          (a) Lebenthal New York agrees to call a special meeting of its stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the approval of this Agreement, and it shall be a condition to the obligations of ML New York and Lebenthal New York that this Agreement be approved by the affirmative vote of the stockholders of Lebenthal New York representing a majority of the outstanding voting securities (as defined in the 1940 Act), voting together as a single class at such special meeting at or prior to the Valuation Time.

          (b) Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Closing Date.

          (c) (i) Lebenthal Funds agrees that following the Closing Date it will take such action as may be necessary to terminate Lebenthal New York as a series of Lebenthal Funds in accordance with the laws of the State of Maryland and any other applicable law, and (ii) Lebenthal New York will not make any distributions of any Shares of ML New York other than to its stockholders and without first paying or adequately providing for the payment of all of its liabilities not assumed by ML New York, if any, and on and after the

     Closing Date shall not conduct any business except in connection with its dissolution and termination.

          (d) ML New York will file the N-14 Registration Statement with the Commission and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Lebenthal New York and ML New York agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities laws.

          (e) Lebenthal New York and ML New York each agree that by the Closing Date all of their Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, ML New York and Lebenthal New York agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. ML New York agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Lebenthal New York for its taxable period first ending after the Closing Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Closing Date, Lebenthal New York shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by or with respect to Lebenthal New York with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, Lebenthal New York shall bear any expenses incurred by it (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Closing Date to the extent that Lebenthal New York accrued such expenses in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by FAM at the time such tax returns and Forms 1099 are prepared.

          (f) Lebenthal New York agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with applicable notice requirements, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

          (g) Following the consummation of the Reorganization, the Trust expects to stay in existence and continue its business as an open-end management investment company registered under the 1940 Act and to maintain ML New York as a series.

          (h) ML New York agrees to comply with the record keeping requirements of Rule 17a-8(a)(5) under the 1940 Act after the Reorganization.

     7. Closing Date.

          (a) Delivery of the assets of Lebenthal New York to be transferred, together with any other Lebenthal New York Investments, and the Shares of ML New York to be issued to Lebenthal New York, shall be made at the offices of Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Lebenthal New York and ML New York, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Lebenthal New York Investments, for any reason, are not transferable on the Closing Date, Lebenthal New York shall cause such Lebenthal New York Investments to be transferred to ML New York's account with State Street Bank and Trust Company at the earliest practicable date thereafter.

          (b) Lebenthal New York will deliver to ML New York on the Closing Date confirmations or other adequate evidence as to the tax basis of each of the Lebenthal New York Investments delivered to ML New York hereunder.

          (c) As soon as practicable after the close of business on the Closing Date, Lebenthal New York shall deliver to ML New York a list of the names and addresses of all of the stockholders of record of Lebenthal New York on the Closing Date and the number of shares of common stock of Lebenthal New York owned by each such stockholder, certified to the best of its knowledge and belief by the transfer agent for Lebenthal New York or by its President.

     8. Conditions of Lebenthal New York.

     The obligations of Lebenthal New York hereunder shall be subject to the following conditions:

          (a) (i) That this Agreement shall have been adopted and the Reorganization shall have been approved by (A) the Board of Trustees of the Trust by the vote required under the Trust Charter, and the by-laws, as amended and restated (together, the "Trust Charter Documents"), the 1940 Act and applicable Massachusetts law; and (B) the vote of a majority of the Independent Trustees of the Trust; (ii) that the Board of the Trust, including the Independent Trustees, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the shareholders of the Trust and (B) the interests of the Trust's existing shareholders will not be diluted as a result of the transactions contemplated by this Agreement; (iii) that this Agreement shall have been adopted, and the Reorganization shall have been approved by (A) the affirmative vote of a majority of the Directors of Lebenthal Funds and (B) the vote of a majority of the Independent Directors of Lebenthal Funds; (iv) that the Board of Lebenthal Funds, including the Independent Directors, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the stockholders of Lebenthal New York and (B) the interests of Lebenthal New York's existing stockholders will not be diluted as a result of the transactions contemplated by this Agreement; (v) that this Agreement shall have been adopted, and the Reorganization shall have been approved by the affirmative vote of the stockholders of Lebenthal New York representing a majority of the outstanding voting securities (as defined in the 1940 Act); and (vi) that ML New York shall have delivered to Lebenthal New York a copy of the resolution approving this Agreement adopted by the Trust's Board, certified by the Secretary of the Trust.

          (b) That ML New York shall have furnished to Lebenthal New York a statement of ML New York's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on ML New York's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by ML New York's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of ML New York since the date of ML New York's most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

          (c) That ML New York shall have furnished to Lebenthal New York a certificate signed by ML New York's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of the Trust on behalf of ML New York made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Trust on behalf of ML New York has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

          (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (e) That Lebenthal New York shall have received an opinion of Sidley Austin Brown & Wood LLP, as counsel to ML New York, in form and substance satisfactory to Lebenthal New York and dated the Closing Date, to the effect that (i) this Agreement represents a valid and binding contract of ML New York, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (ii) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any agreement included as an exhibit to ML New York's registration statement on Form N-1A under the 1933 Act; (iii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court or governmental authority is required for the consummation by ML New York of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (iv) the N-14 Registration Statement has been declared effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement with respect to ML New York, as of its effective date, appears on its face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder (other than the financial statements and supporting schedules included or incorporated by reference therein or omitted therefrom as to which such counsel need express no opinion); (v) the descriptions in the N-14 Registration Statement with respect to ML New York of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (vi) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents relating to ML New York related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (vii) ML New York, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on ML New York or its stockholders; (viii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against ML New York, the unfavorable outcome of which would materially and adversely affect ML New York; and (ix) such opinion is solely for the benefit of Lebenthal Funds and its Directors and officers. In giving the opinion set forth above, Sidley Austin Brown & Wood LLP may state that they are relying on certificates of officers of ML New York, FAM, Merrill Lynch Investment Managers, L.P. ("MLIM") and Financial Data Services, Inc.("FDS") with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing and qualification to do business as a foreign corporation of ML New York and on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

          (f) That Lebenthal Funds shall have received an opinion of Bingham McCutchen LLP, as special Massachusetts counsel to the Trust, in form satisfactory to Lebenthal Funds and dated as of the Closing Date, to the effect that (i) the Trust is a business trust with transferable shares of beneficial interest, validly existing in conformity with the laws of the Commonwealth of Massachusetts and duly authorized to transact business in the Commonwealth of Massachusetts; (ii) the Shares of ML New York to be delivered to the stockholders of Lebenthal New York as provided for by this Agreement are duly authorized and, when issued and delivered pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and outstanding and fully paid and nonassessable by the Trust (except that, as set forth in the "Comparison of the Funds -- Shareholders Rights" section in the N-14 Registration Statement, shareholders of ML New York may under certain circumstances be held personally liable for its obligations), and no shareholder of ML New York has any preemptive right to subscription or purchase in respect thereof (pursuant to the Trust Charter Documents, or, to the best of such counsel's knowledge, otherwise); (iii) this Agreement, to the extent Massachusetts law applies, has been duly authorized and executed by the Trust; (iv) to the extent that Massachusetts law applies, the execution of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Trust; (v) the execution and delivery of this Agreement by the Trust and the consummation of the transactions contemplated hereby in accordance with the terms of this Agreement do not violate the Trust Charter Documents, or, to the best of such counsel's knowledge, Massachusetts law; and (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any Massachusetts state court or governmental authority is required under Massachusetts law for the consummation by the Trust of the Reorganization in accordance with the terms of this Agreement, except such as may be required under Massachusetts state securities laws about which such counsel need not express an opinion. Such opinion is solely for the benefit of Lebenthal Funds and its Directors and officers. In giving the opinion set forth above, Bingham McCutchen LLP may state that it is relying on certificates of officers of ML New York, FAM, MLIM and FDS with regard to matters of fact and certain certificates and written statements of government officials with respect to the valid existence and good standing of the Trust.

          (g) That Lebenthal New York shall have received a letter from Sidley Austin Brown & Wood LLP, as counsel to ML New York, in form and substance satisfactory to Lebenthal Funds and dated the Closing Date, to the effect that (i) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that caused them to believe that, on the effective date of the N-14 Registration Statement, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to ML New York required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to ML New York necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
     (ii) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to ML New York contained or incorporated by reference in the N-14 Registration Statement; and (iii) such letter is solely for the benefit of the Directors and officers of Lebenthal Funds. In giving the letter set forth above, Sidley Austin Brown & Wood LLP may state that they are relying on certificates of officers of ML New York, FAM, MLIM and FDS with regard to matters of fact.

          (h) Lebenthal New York shall have received an opinion of Sidley Austin Brown & Wood LLP, special tax counsel to ML New York and Lebenthal Funds, to the effect that for Federal income tax purposes (i ) the transfer by Lebenthal New York of substantially all of the Lebenthal New York Investments to ML New York in exchange solely for shares of ML New York as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and each of Lebenthal New York and ML New York will be deemed to be a "party" to a reorganization within the meaning of Section 368(b) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Lebenthal New York as a result of the transfer of its assets solely in exchange for shares of ML New York or on the distribution of these shares to its shareholders under Section 361(c)(1) of the Code; (iii) under Section 1032 of the Code, no gain or loss will be recognized by ML New York on the receipt of the assets of Lebenthal New York in exchange for ML New York shares; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of Lebenthal New York on the receipt of Shares of ML New York in exchange for such stockholders' shares of Lebenthal New York; (v) in accordance with
     Section 362(b) of the Code, the tax basis of Lebenthal New York's assets in the hands of ML New York will be the same as the tax basis of such assets in the hands of Lebenthal New York immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Shares of ML New York received by the stockholders of Lebenthal New York in the Reorganization (including fractional shares to which they may be entitled) will be equal, in the aggregate, to the tax basis of the shares of Lebenthal New York surrendered in exchange; (vii) in accordance with
     Section 1223 of the Code, a stockholder's holding period for the Shares of ML New York (including fractional shares to which he/she may be entitled) will be determined by including the period for which such stockholder held the shares of Lebenthal New York exchanged therefor, provided, that such Lebenthal New York shares were held as a capital asset; (viii) in accordance with Section 1223 of the Code, ML New York's holding period with respect to Lebenthal New York's assets transferred will include the period for which such assets were held by Lebenthal New York; (ix) the taxable year of Lebenthal New York will end on the Closing Date and pursuant to Section 381(a) of the Code and regulations thereunder, ML New York will succeed to and take into account certain tax attributes of Lebenthal New York, such as earnings and profits, capital loss carryovers and method of accounting.

          (i) That all proceedings taken by ML New York and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Lebenthal New York and its counsel.

          (j) That the N-14 Registration Statement shall have been declared effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of ML New York or Lebenthal New York, be contemplated by the Commission.

          (k) That Lebenthal New York shall have received from Deloitte & Touche LLP a letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to Lebenthal New York, to the effect that (i) they are independent registered public accountants with respect to ML New York within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the audited financial statements of ML New York included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Lebenthal New York and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of ML New York included in the N-14 Registration Statement, and inquiries of certain officials of ML New York responsible for financial and accounting matters, nothing came to their attention that caused them to believe that
     (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Lebenthal New York and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America), the information relating to ML New York appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of ML New York or from schedules prepared by officials of ML New York having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

          (l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of ML New York or would prohibit the Reorganization.

          (m) That Lebenthal New York shall have received from the Commission such orders or interpretations as Wilmer Cutler Pickering Hale and Dorr LLP, as counsel to Lebenthal New York, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

          (n) That prior to the Closing Date, ML New York shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

          (o) FAM has executed and delivered an undertaking to Lebenthal Funds to take all action necessary, including payment of the required premiums, to continue for a three year period following the Closing Date, the directors and officers liability insurance policy currently maintained for the benefit of the Directors of Lebenthal Funds with respect to Lebenthal New York.

     9. ML New York Conditions.

     The obligations of ML New York hereunder shall be subject to the following conditions:

          (a) (i) That this Agreement shall have been adopted, and the Reorganization shall have been approved by (A) the Directors of Lebenthal Funds by the vote required under the Lebenthal Charter and the by-laws, as amended and restated (together with the Lebenthal Charter, the "Lebenthal Charter Documents") and the 1940 Act and (B) the affirmative vote of a majority of the Independent Directors of Lebenthal Funds; (ii) that the Board of Lebenthal Funds, including the Independent Directors, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the stockholders of Lebenthal New York and (B) the interests of Lebenthal New York's existing stockholders will not be diluted as a result of the transactions contemplated by this Agreement; (iii) that this Agreement shall have been adopted, and the Reorganization shall have been approved by the affirmative vote of the stockholders of Lebenthal New York representing a majority of the outstanding voting securities (as defined in the 1940 Act); (iv) (A) the Board of Trustees of the Trust by the vote required under the Trust Charter Documents, the 1940 Act and applicable Massachusetts law; and (B) the vote of a majority of the Independent Trustees of the Trust; (v) that the Board of the Trust, including the Independent Trustees, shall have determined that (A) participation in the transactions contemplated by this Agreement is in the best interests of the shareholders of the Trust and (B) the interests of the Trust's existing shareholders will not be diluted as a result of the transactions contemplated by this Agreement; and (vi) that Lebenthal New York shall have delivered to ML New York a copy of the resolution approving this Agreement adopted by Lebenthal Funds' Board, and a certificate setting forth the vote that Lebenthal New York's stockholders obtained, each certified by the Secretary of Lebenthal Funds.

          (b) That Lebenthal New York shall have furnished to ML New York a statement of its assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Lebenthal New York's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Lebenthal New York's President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of Lebenthal New York since the date of Lebenthal Funds' most recent annual or semi-annual report to stockholders, as applicable, other than changes in the Lebenthal New York Investments since the date of such report or changes in the market value of the Lebenthal New York Investments.

          (c) That Lebenthal New York shall have furnished to ML New York a certificate signed by Lebenthal New York's President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of Lebenthal New York made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Lebenthal New York has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

          (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (e) That ML New York shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, as counsel to Lebenthal Funds, in form and substance satisfactory to ML New York and dated the Closing Date, that
     (i) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any agreement included as an exhibit to Lebenthal Funds' registration statement on Form N-1A under the 1933 Act; (ii) the descriptions in the N-14 Registration Statement with respect to Lebenthal New York of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (iii) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents relating to Lebenthal New York related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (iv) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court or governmental authority is required for the consummation by Lebenthal Funds of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities laws; (v) to such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against Lebenthal Funds, which would materially and adversely affect Lebenthal New York; and (vi) such opinion is solely for the benefit of ML New York. In giving the opinion set forth above, Wilmer Cutler Pickering Hale and Dorr LLP may include such qualification and statements of reliance upon certificates of officers of Lebenthal Funds and Lebenthal Asset Management, a division of Boston Advisors, Inc. ("Lebenthal"), with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Lebenthal Funds.

          (f) That ML New York shall have received an opinion of Venable LLP, as special Maryland counsel to Lebenthal Funds, in form and substance satisfactory to the Trust and dated the Closing Date, to the effect that
     (i) Lebenthal Funds is a corporation duly incorporated and validly existing as a corporation in good standing under the laws of the State of Maryland and duly authorized to transact business in the State of Maryland; (ii) Lebenthal Funds has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and upon consummation of the Reorganization in accordance with the terms of this Agreement, Lebenthal Funds will have duly transferred such assets and liabilities in accordance with this Agreement; [(iii) this Agreement, to the extent Maryland law applies, has been duly authorized and executed by Lebenthal Funds;] (iv) to the extent that Maryland law applies, the execution of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by Lebenthal Funds; (v) the execution and delivery of this Agreement by Lebenthal Funds and the consummation of the transactions contemplated hereby in accordance with the terms of this Agreement do not violate the Lebenthal Charter Documents, or, to the best of such counsel's knowledge, Maryland law; and (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any Maryland state court or governmental authority is required under Maryland law for the consummation by Lebenthal Funds of the Reorganization in accordance with the terms of this Agreement, except such as may be required under Maryland state securities laws about which such counsel need not express an opinion. Such opinion is solely for the benefit of the Trust and its Trustees and officers. In giving the opinion set forth above, Venable LLP may state that it is relying on certificates of officers of Lebenthal, [or its affiliates,] and of Lebenthal Funds with regard to matters of fact and certain certificates and written statements of government officials with respect to the valid existence and good standing of Lebenthal Funds.

          (g) That ML New York shall have received a letter from Wilmer Cutler Pickering Hale and Dorr LLP, as counsel to Lebenthal Funds, in form and substance satisfactory to ML New York and dated the Closing Date, to the effect that (i) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that caused them to believe that, on the effective date of the N-14 Registration Statement, (1) the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to Lebenthal New York required to be stated therein or necessary to make the statements therein not misleading; and (2) the proxy statement included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact relating to Lebenthal New York necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Lebenthal New York contained or incorporated by reference in the N-14 Registration Statement; and (iii) such letter is solely for the benefit of the Trust.

          (h) That ML New York shall have received from                a
     letter dated as of or within three days prior to the effective date of the N-14 Registration Statement and a similar letter dated as of or within five days prior to the Closing Date, in form and substance satisfactory to ML New York, to the effect that (i) they are independent registered public accountants with respect to Lebenthal New York within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Lebenthal New York included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by ML New York and described in such letter (but not an examination in accordance with auditing standards generally accepted in the United States of America) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Lebenthal New York included in the N-14 Registration Statement, and inquiries of certain officials of Lebenthal New York responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by ML New York and Lebenthal New York and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Lebenthal New York appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), has been obtained from the accounting records of Lebenthal New York or from schedules prepared by officials of Lebenthal New York having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

          (i) That the assets to be transferred to ML New York shall not include any assets or liabilities which ML New York by reason of charter limitations, investment policies or otherwise may not properly acquire or assume.

          (j) That the N-14 Registration Statement shall have been declared effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Lebenthal Funds or ML New York, be contemplated by the Commission.

          (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Lebenthal New York or would prohibit the Reorganization.

          (l) That prior to the Closing Date, Lebenthal New York shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

     10. Termination, Postponement, Amendment and Waivers.

          (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Lebenthal New York) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Trust and Lebenthal Funds; (ii) by the Board of Lebenthal Funds if on the Closing

     Date any condition of Lebenthal New York's obligations set forth in
     Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of the Trust if on the Closing Date any condition of ML New York's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

          (b) If the transactions contemplated by this Agreement have not been consummated by [ ], 2006, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Trust and Lebenthal Funds.

          (c) That prior to the Closing Date, Lebenthal New York shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

          (d) In the event of termination of this Agreement pursuant to the provisions hereof, this Agreement shall become void and have no further effect, and there shall not be any liability on the part of either ML New York, Lebenthal New York or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

          (e) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of either Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the applicable Fund, on behalf of which such action is taken. In addition, the Board of ML New York has delegated to FAM the ability to make non-material changes to the transactions contemplated hereby if FAM, after consultation with counsel for ML New York, deems it to be in the best interests of ML New York.

          (f) The respective representations and warranties contained in Sections 1 and 2 of this Agreement relating to ML New York and Lebenthal New York shall expire and terminate on the Closing Date and neither ML New York, Lebenthal New York nor any of their officers, directors or trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

          (g) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of the Trust and Lebenthal Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Lebenthal New York unless such terms and conditions shall result in a change in the method of computing the number of shares of ML New York to be issued to Lebenthal New York in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Lebenthal New York prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Lebenthal New York promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

          (h) Prior to shareholder approval of the Reorganization, this Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms or covenants hereof may be waived, by a written instrument executed by the Funds or, in the case of a waiver, by the Fund waiving compliance. After stockholder approval of the Reorganization, this Agreement may be modified and any terms or conditions waived only as provided in (e) above.

     11. Other Matters.

          (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), ML New York will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

               THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND, A SERIES OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST (OR ITS STATUTORY SUCCESSOR) (THE "FUND") OR ITS PRINCIPAL UNDERWRITER UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (2) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

     and, further, that stop transfer instructions will be issued to ML New York's transfer agent with respect to such shares. Lebenthal New York will provide ML New York on the Closing Date with the name of any stockholder who is, to the knowledge of Lebenthal New York, an affiliate of Lebenthal New York on such date.

          (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

          (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to either Fund, in each case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attn: Robert C. Doll, Jr., President, with a copy sent to Sidley Austin Brown & Wood LLP, 787 Seventh Avenue, New York, New York 10019, Attn: Frank P. Bruno, and to Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street, Boston Massachusetts 02109, Attn: David C. Phelan.

          (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

          (e) With respect to the Trust, copies of the Trust Charter, are on file with the Massachusetts Secretary of the Commonwealth, and, with respect to Lebenthal Funds, copies of the Lebenthal Charter and any Articles Supplementary are on file with SDAT and notice is hereby given that this instrument is executed on behalf of the members of the Board of each of the Trust and Lebenthal Funds.

          (f) Lebenthal Funds acknowledges that the obligations arising out of this agreement are not binding upon the trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets of and property of the Trust. Lebenthal New York further acknowledges that the assets and liabilities of each series of the Trust are separate and distinct and that the obligations of or arising out of the Trust Charter are binding solely upon the assets or property of ML New York, on whose behalf the Trust has executed this Agreement.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST,
ON BEHALF OF MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND


By:________________________________________________________
   Donald C. Burke
   Vice President and Treasurer



Attest:


________________________________________
[                     ]



LEBENTHAL FUNDS, INC.,
ON BEHALF OF LEBENTHAL NEW YORK
MUNICIPAL BOND FUND


By:________________________________________________________
   [                  ]
   [                  ]





Attest:


   ________________________________________________________
   [                  ]

                                                                    EXHIBIT II

                          INTERIM MANAGEMENT CONTRACT


                             LEBENTHAL FUNDS, INC.
                                 (the "Fund")

                   LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
                               (the "Portfolio")

                              New York, New York

                                                              December 2, 2005



Fund Asset Management, L.P.
800 Scudders Mill Road
Plainsboro, New Jersey, 08536

Gentlemen:


            We herewith confirm our agreement with you as follows:

            1. We propose to engage in the business of investing and reinvesting our assets in securities of the type, and in accordance with the limitations, specified in our Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act") and the Securities Act of 1933, including the Prospectus forming a part thereof (the "Registration Statement"), all as from time to time in effect, and in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the document listed above and will furnish you such amendments thereto as may be made from time to time.

            2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified, and, without limiting the generality of the foregoing, to provide the management and other services specified below, including supervising and monitoring the performance of the Administrator in connection with its duties under our Administrative Services Agreement.

                    (b) Subject to the general control of our Board of Directors, you will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as our corporation itself might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

                    (c) You will report to our Board of Directors at each meeting thereof all changes in our Portfolio since your prior report, and will also keep us in touch with important developments affecting our Portfolio and, on your initiative, will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual entities whose securities are included in our Portfolio, the activities in which such entities engage, Federal income tax policies applicable to our investments, or the conditions prevailing in the money market or the economy generally. You will also furnish us with such statistical and analytical information with respect to the portfolio securities as you may believe appropriate or as we may reasonably request. In making such purchases and sales of our portfolio securities, you will comply with the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation and by the provisions of the Internal Revenue Code and the 1940 Act relating to regulated investment companies and the limitations contained in the Registration Statement.

                    (d) It is understood that you will from time to time employ, subcontract with or otherwise associate yourself with, entirely at your expense, such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder.

                    (e) You or your affiliates will also furnish us, at your own expense, such investment advisory supervision and assistance as you may believe appropriate or as we may reasonably request subject to the requirements of any regulatory authority to which you may be subject. You and your affiliates will also pay the expenses of promoting the sale of our shares (other than the costs of preparing, printing and filing our registration statement, printing copies of the prospectus contained therein and complying with other applicable regulatory requirements), except to the extent that we are permitted to bear such expenses under a plan adopted pursuant to Rule 12b-1 under the 1940 Act or a similar rule.

            3. We agree, subject to the limitations described below, to be responsible for, and hereby assume the obligation for payment of, all our expenses, including: (a) brokerage and commission expenses; (b) Federal, state or local taxes, including issue and transfer taxes incurred by or levied on us; (c) commitment fees and certain insurance premiums; (d) interest charges on borrowings; (e) charges and expenses of our custodian; (f) charges, expenses and payments relating to the issuance, redemption, transfer and dividend disbursing functions for us; (g) telecommunications expenses; (h) recurring and nonrecurring legal and accounting expenses, including the determination of net asset value per share and the maintenance of Portfolio and general accounting records; (i) costs of organizing and maintaining our existence as a corporation; (j) compensation, including directors' fees, of any of our directors, officers or employees who are not your officers or officers of your affiliates and costs of other personnel providing clerical, accounting supervision and other office services to us, as we may request; (k) costs of stockholders' services; (l) costs of stockholders' reports, proxy solicitations, and corporate meetings; (m) fees and expenses of registering our shares under the appropriate Federal securities laws and of qualifying our shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of our shares and attendant upon renewals of, or amendment to, those registrations and qualifications; (n) expenses of preparing, printing and delivering our prospectus to our existing shareholders and of printing shareholder application forms for shareholder accounts; and (o) payment of the fees provided for herein and in the Administrative Services Agreement and Distribution Agreement. Our obligation for the foregoing expenses is limited by your agreement to be responsible, while this Agreement is in effect, for any amount by which our annual operating expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed the limits on investment company expenses prescribed by any state in which the Portfolio's shares are qualified for sale.

            4. We will expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you will not be liable hereunder for any mistake of judgment or for any other cause, provided that nothing herein shall protect you against any liability to us or to our security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

            5. In consideration of the foregoing we will pay you a fee at the annual rate of .25% of the Portfolio's average daily net assets not in excess of $50 million, .225% of such assets between $50 million and $100 million and ..20% of such assets in excess of $100 million. Your fee will be accrued by us daily, and will be payable on the last day of each calendar month for services performed hereunder during that month or on such other schedule as you shall request of us in writing. You may waive your right to any fee to which you are entitled hereunder, provided such waiver is delivered to us in writing. The compensation to be paid under this Agreement shall be held in escrow in an interest-bearing account ("Escrow Account") with State Street Bank and Trust Company for a term (the "Interim Period") beginning on the date the proposed purchase of The Advest Group, Inc. by Merrill Lynch, Pierce, Fenner and Smith, Incorporated is completed (the "Closing Date"), and ending on the earlier of
(1) 150 days after the Closing Date, or (2) the date the shareholders of the Portfolio approve or disapprove the new management contract between us, acting on behalf of the Portfolio, and you (the "New Management Contract").

                    If the New Management Contract is approved by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Portfolio by the end of the Interim Period, the amount held in the Escrow Account (including interest earned thereon) shall be paid to you.

                    If the new Management contract is not approved by vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Portfolio by the end of the Interim Period, you shall receive as compensation for your services provided during the Interim Period the lesser of (1) any costs you incurred in performing services to the Portfolio under this Contract (plus interest earned on such amount while held in the Escrow Account), or (2) the total amount held in the Escrow Account (plus interest earned thereon).

                    This Agreement shall become effective on the Closing Date, provided it has been approved by the Fund's Board (including a majority of the disinterested directors who are not parties to this Agreement).

                    This Agreement shall continue in effect for the duration of the Interim Period. In addition, this Agreement:

                    (1) may be terminated without the payment of any penalty upon 10 calendar days' written notice to you either by the Board or by a majority vote, as defined in the 1940 Act, of the Portfolio's outstanding voting securities; and

                    (2) may be terminated by you without payment of any penalty upon 60 days' written notice to us.

            6. This Agreement will become effective on the date hereof and shall remain in effect for the Interim Period. The Agreement shall continue in effect thereafter for successive twelve-month periods (computed from each December 1), provided that such continuation is specifically approved at least annually by our Board of Directors or by a majority vote of the holders of our outstanding voting securities, as defined in the 1940 Act, and, in either case, by a majority of those of our directors who are neither party to this Agreement nor, other than by their service as directors of the corporation, interested persons, as defined in the 1940 Act, of any such person who is party to this Agreement. Upon the effectiveness of this Agreement, it shall supersede all previous Agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of our outstanding voting securities, as defined in the 1940 Act, or by a vote of a majority of our entire Board of Directors, on sixty days' written notice to you, or by you on sixty days' written notice to us.

            7. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and in applicable rules or regulations of the Securities and Exchange Commission.

            8. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees or those who may also be a director, officer or employee of ours, or of a person affiliated with us, as defined in the Act, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

            9. The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of New York as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

            If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.


                                       Very truly yours,

                                       LEBENTHAL FUNDS, INC.
                                       Lebenthal New Jersey Municipal Bond Fund


                                       By:  ________________________________
                                       Name: Alexandra Lebenthal
                                       Title:   President



ACCEPTED:  December 2, 2005


Fund Asset Management, L.P.

By:  Princeton Services, Inc.,
   ---------------------------
        its general partner
---------------------------

By: _______________________________________
Name:  Donald C. Burke
Title: First Vice President and Treasurer

                                                                   EXHIBIT III

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND
         RECORD OWNERS OF SHARES OF ML NEW YORK AND LEBENTHAL NEW YORK



The following tables provide information about the persons or entities who, to the knowledge of the relevant Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of __________:*

ML New York
-----------

                                               Percentage         Percentage
        Name and Address*                      of Class            of Fund
---------------------------------------- -------------------- -----------------






Lebenthal New York
------------------

                                               Percentage         Percentage
        Name and Address*                      of Class            of Fund
---------------------------------------- -------------------- -----------------





---------
* Unless otherwise indicated, the address for each ML New York shareholder listed above is: 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Unless otherwise indicated, the address for each Lebenthal New York shareholder listed above is 120 Broadway, New York, New York 10271.
[+ Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee.]
++ Person or entity is the beneficial owner of the Fund's shares.



                                     III-1

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                             SUBJECT TO COMPLETION
    PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 20, 2005

                                  -----------

                      STATEMENT OF ADDITIONAL INFORMATION

                                 ------------

             MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND, A SERIES
              OF MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011
                                (609) 282-2800

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Combined Proxy Statement and Prospectus of Lebenthal New York Municipal Bond Fund ("Lebenthal New York"), a series of Lebenthal Funds, Inc., and Merrill Lynch New York Municipal Bond Fund ("ML New York"), a series of Merrill Lynch Multi-State Municipal Series Trust, dated [ ], 2006 (the "Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling ML New York at 1-800-637-3863, or by writing to ML New York at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

     Further information about ML New York is contained in the Statement of Additional Information of ML New York, dated January [ ], 2006 (the "ML New York Statement"), which is incorporated by reference into and accompanies this Statement of Additional Information.

     Further information about Lebenthal New York is contained in its Statement of Additional Information, dated March 29, 2005, which is incorporated by reference into this Statement of Additional Information.

     The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the prospectus relating to ML New York, the ML New York Statement, the prospectus of Lebenthal New York, the statement of additional information of Lebenthal Funds including Lebenthal New York, other material incorporated by reference and other information regarding ML New York and Lebenthal New York.





                   =======================================


   The date of this Statement of Additional Information is [        ], 2006

                               TABLE OF CONTENTS

General Information.................................................... [SAI-_]
Financial Statements................................................... [SAI-_]
Introduction...........................................................   [F-_]
Pro Forma Combined Schedule of Investments (unaudited).................   [F-_]
Pro Forma Combined Statement of Assets and Liabilities (unaudited) ....   [F-_]
Pro Forma Combined Statement of Operations (unaudited) ................   [F-_]
Notes to Pro Forma Financial Statements (unaudited) ...................   [F-_]


                              GENERAL INFORMATION

     Shareholders of Lebenthal New York are being asked to approve the acquisition of all of the assets and assumption of all of the liabilities of Lebenthal New York by ML New York in exchange for newly issued shares of beneficial interest, with a par value of $.10 per share, of ML New York to be issued to Lebenthal New York and the subsequent distribution of such shares to Lebenthal New York shareholders in proportion to each such shareholder's interest in Lebenthal New York. Thereafter, Lebenthal New York will be terminated as a series of Lebenthal Funds, Inc. The transaction described in this paragraph is referred to herein as the "Reorganization."

     Generally, the assets transferred by Lebenthal New York to ML New York will equal all investments of Lebenthal New York held in its portfolio after the close of business on the New York Stock Exchange on the business day prior to the date the Reorganization takes place ("Valuation Time") and all other assets of Lebenthal New York as of such time.

     Shares of ML New York will be distributed to shareholders of Lebenthal New York as follows: holders of Class A and Class B shares of Lebenthal New York who own such shares as of the Valuation Time will be entitled to receive Class A shares of ML New York (the "Shares"). The aggregate net asset value of the Shares of ML New York to be received by each shareholder of Lebenthal New York will equal the aggregate net asset value of the shares of Lebenthal New York owned by such shareholder as of the Valuation Time.

     A special meeting of the shareholders of Lebenthal New York will be held at the offices of [Merrill Lynch Investment Managers, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey] on Friday, March 10, 2006 at [ ] [a.m.][p.m.] Eastern time to consider the Reorganization.

                             FINANCIAL STATEMENTS

     Pro forma financial statements reflecting consummation of the Reorganization are included herein.

ML New York

     Audited financial statements and accompanying notes for the fiscal year ended September 30, 2005 and the independent registered public accounting firm's report thereon, dated November [ ], 2005, of ML New York are incorporated herein by reference from ML New York's Annual Report, which accompanies this Statement of Additional Information.

Lebenthal New York

     Audited financial statements and accompanying notes for the fiscal year ended November 30, 2005 and the independent registered public accounting firm's report thereon, dated January [ ], 2006, of Lebenthal New York are incorporated herein by reference from Lebenthal New York's Annual Report which accompanies this Statement of Additional Information.

                                 INTRODUCTION

     The following unaudited pro forma combined schedules and financial statements have been derived from the schedules and financial statements of the respective Funds and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at September 30, 2005. The Pro Forma Combined Statement of Operations is for the twelve-months ended September 30, 2005 and has been adjusted to give effect to the Reorganization as if the Reorganization had occurred at October 1, 2004. The unaudited pro forma combined schedules and financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated at September 30, 2005. The unaudited pro forma combined schedules and financial statements should be read in conjunction with the financial statements and related notes of ML New York included in its Annual Report to Shareholders for the fiscal year ended September 30, 2005, which are incorporated herein by reference, and the financial statements and related notes of Lebenthal New York included in its Annual Report to Shareholders for the fiscal year ended November 30, 2005, which are incorporated herein by reference.

            PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                FOR MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
                  AND LEBENTHAL NEW YORK MUNICIPAL BOND FUND
                           As of September 30, 2005
                                  (unaudited)

            PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                FOR MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND
                  AND LEBENTHAL NEW YORK MUNICIPAL BOND FUND
                           As of September 30, 2005
                                  (unaudited)

                PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR
                MERRILL LYNCH NEW YORK MUNICIPAL BOND FUND AND
                    LEBENTHAL NEW YORK MUNICIPAL BOND FUND
                For the Twelve Months Ended September 30, 2005
                                  (unaudited)

                                    PART C

                               OTHER INFORMATION

Item 15.  Indemnification.

Section 5.3 of the Registrant's Declaration of Trust provides as follows:

     "The Trust shall indemnify each of its Trustees, officers, employees and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right in indemnity of reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

     Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940, as amended (the "Investment Company Act"), may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount which it is ultimately determined that he or she is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 9 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, as amended ("1933 Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus and Statement of Additional Information.

     Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

Exhibit          Description
Number
    1(a)   --    Declaration of Trust of Merrill Lynch Multi-State
                 Municipal Series Trust (the "Trust"), dated August 2,
                 1985.(a)
     (b)   --    Amendment to Declaration of Trust, dated September 18, 1987.(b)
     (c)   --    Amendment to Declaration of Trust, dated December 21, 1987.(b)
     (d)   --    Amendment to Declaration of Trust, dated October 3, 1988.(a)
     (e)   --     Amendment to Declaration of Trust, dated October 17, 1994
                  and establishing Class C and Class D shares of beneficial
                  interest.(a)
     (f)   --     Amendment to Declaration of Trust, dated February 27,
                  2002.(i)
     (g)   --     Instrument establishing Merrill Lynch New York Municipal
                  Bond Fund (the "Fund") as a series of the Trust.(a)
     (h)   --     Instrument establishing Class A and Class B shares of
                  beneficial interest of the Fund.(a)
     (i)   --     Certificate of Establishment and Designation of Classes,
                  dated March 18, 2003.(p)
    2      --     Amended and Restated By-Laws of the Trust.(c)
    3      --     Not applicable.
    4      --     Form of Agreement and Plan of Reorganization by and between the Trust, on behalf of the Fund, and Lebenthal Funds, Inc., on behalf of Lebenthal New York Municipal Bond Fund
                  ("Lebenthal New York"), a series of Lebenthal Funds, Inc.
    5      --     Portions of the Declaration of Trust, Certificate of
                  Establishment and Designation and By-Laws of the Trust
                  defining the rights of shareholders of the Fund as a series of the Trust.(d)
    6(a)   --     Management Agreement between the Trust and Fund Asset
                  Management, L.P. ("FAM").(o) (b) Supplement to the
                  Management Agreement between the Trust and FAM.(u)
    7      --     Form of Unified Distribution Agreement between the Trust and
                  FAM Distributors, Inc.(f)
    8      --     None.
    9      --     Form of Custodian Agreement between the Trust and State
                  Street Bank and Trust Company.(g)
   10(a)   --     Amended and Restated Class A Distribution Plan of the
                  Trust.(e)
     (b)   --     Form of Class B Distribution Plan of the Trust.(f)
     (c)   --     Form of Class C Distribution Plan of the Trust.(f)
     (d)   --     Revised Merrill Lynch Select PricingSM System Plan pursuant to Rule 18f-3.(e)
   11      --     Opinion of Bingham McCutchen LLP, Massachusetts counsel.*
   12      --     Tax opinion of Sidley Austin Brown & Wood LLP, tax counsel for the Trust, the Fund [and Lebenthal New York].*
   13(a)   --     Not applicable.
     (b)   --     Form of Administrative Services Agreement between the
                  Trust and State Street Bank and Trust Company.(k)
     (c)   --     Unified Transfer Agency, Dividend Disbursing Agency and
                  Shareholder Servicing Agency Agreement between the Trust and
                  Financial Data Services, Inc.(h)
     (e)   --     Amended and Restated Credit Agreement between the Trust, on behalf of the Fund, and a syndicate of banks.(j)
     (f)   --     Form of Second Amended and Restated Credit Agreement among the Trust, on behalf of the Fund, a syndicate of banks and certain other parties.(m)
     (g)   --     Form of Third Amended and Restated Credit Agreement among
                  the Trust, on behalf of the Fund, a syndicate of banks and certain other parties.(n)
     (h)   --     Form of Fourth Amended and Restated Credit Agreement among the Trust, on behalf of the Fund, a syndicate of banks and certain other parties.(l)

     (i)   --     Form of Fifth Amended and Restated Credit Agreement among
                  the Trust, on behalf of the Fund, a syndicate of banks and certain other parties.(r)
   14(a)   --     Consent of                 , independent registered public
                  accounting firm for the Fund.*
     (b)   --     Consent of                   , independent registered public
                  accounting firm for Lebenthal New York.*
   15      --     Code of Ethics.(q)
   16(a)   --     Power of Attorney.(s)
     (b)   --     Power of Attorney (Kenneth A. Froot).(t)
   17(a)   --     Prospectus and Statement of Additional Information of the
                  Fund, each dated January [ ], 2006.* (b) -- Prospectus and
                  Statement of Additional Information of Lebenthal New York,
                  each dated March 29, 2005.
     (c)   --     Annual Report to Shareholders of the Fund for the year ended
                  September 30, 2005.
     (d)   --     Annual Report to Shareholders of Lebenthal New York for the
                  year ended November 30, 2005.*
     (e)   --     Form of Proxy.
---------------------------------
*    To be filed by subsequent amendment.
(a) Filed on January 31, 1995 as an Exhibit to Post-Effective Amendment No. 12 to the Fund's Registration Statement on Form N-1A (File No. 2-99473) under the Securities Act of 1933, as amended, (the "Registration Statement").
(b) Filed on January 25, 1996 as an Exhibit to Post-Effective Amendment No. 13 to the Registration Statement.
(c) Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 16 to the Registration Statement on form N-1A of Merrill Lynch Florida Municipal Bond Fund, a series of the Trust (File No. 33-39555), filed on November 25, 2005.
(d) Reference is made to Article II, Section 2.3 and Articles V, VI, VIII, IX, X and XI of the Trust's Declaration of Trust, as amended, to the Certificates of Establishment and Designation establishing the Fund as a series of the Trust and establishing Class A and Class B shares of beneficial interest of the Fund, filed as Exhibit 1 to the Registration Statement; and to Articles I, V and VI of the Trust's By-Laws, filed as
     Exhibit 2 to the Registration Statement.
(e) Incorporated by reference to Exhibits 13(a) and 14, respectively, to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Merrill Lynch Pacific Fund, Inc. (File No. 2-56978), filed on April 17, 2003.
(f) Incorporated by reference to Exhibits 5 and 13, respectively, to the Registration Statement on Form N-1A of Merrill Lynch Mid Cap Growth Fund, Inc. (File No. 333-42020), filed on July 21, 2000.
(g) Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A under the Securities Act of 1933 of Merrill Lynch Maryland Municipal Bond Fund, a series of the Trust (File No. 33-49873), filed on October 30, 2001.
(h) Incorporated by reference to Exhibit 8(a)(1) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A under the Securities Act of 1933 of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on January 14, 2005.
(i) Incorporated by reference to Exhibits 1(f) and 8(a)(2), respectively, to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A under the Securities Act of 1933 of Merrill Lynch Florida Municipal Bond Fund, a series of the Trust (File No. 333-39555), filed on November 15, 2002.
(j) Incorporated by reference to Exhibit (b) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-15973), filed on December 14, 2000.
(k) Incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Focus Twenty Fund, Inc. (File No. 333-89775), filed on March 20, 2001.
(l) Incorporated by reference to Exhibit 8(c)(4) to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A of Merrill Lynch Global Growth Fund, Inc. (File No. 333-32899), filed on December 4, 2003.
(m) Incorporated by reference to Exhibit (b)(2) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 14, 2001.
(n) Incorporated by reference to Exhibit (b)(3) to the Issuer Tender Offer Statement on Schedule TO of Merrill Lynch Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on December 13, 2002.
(o) Filed on January 27, 2003 as an Exhibit to Post-Effective Amendment No. 21 to the Registration Statement.

(p) Incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File No. 33-39555), filed on November 19, 2003.
(q) Incorporated by reference to Exhibit 15 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of Merrill Lynch Inflation Protected Fund (File No. 333-110936), filed on January 22, 2004.
(r) Incorporated by reference to Exhibit 8(c)(5) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Merrill Lynch Bond Fund, Inc. (File No. 2-62329), filed on January 14, 2005.
(s) Incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Merrill Lynch Large Cap Series Funds, Inc., filed February 24, 2005 (File No. 333-89389).
(t) Incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 20 to the Registration Statement of Merrill Lynch Short Term U.S. Government Fund, Inc. filed on September 26, 2005 (File No. 33-40332).
(u) Filed on October 18, 1994 as Exhibit 5(b) to Post-Effective Amendment No. 11 to the Registration Statement.


Item 17.  Undertakings.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel as to certain tax matters, within a reasonable time after receipt of such opinion.

                                  SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the Township of Plainsboro and State of New Jersey, on the 20th day of December, 2005.

                             MERRILL LYNCH MULTI-STATE MUNICIPAL SERIES TRUST
                              (Registrant)


                             BY:  /S/ Donald C. Burke
                                ----------------------------------------------
                                (Donald C. Burke, Vice President and Treasurer)

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                  Signature                                    Title                               Date


                                                  President (Principal Executive
            ROBERT C. DOLL, JR.*                       Officer) and Trustee
----------------------------------------------
            (Robert C. Doll, Jr.)
                                                   Vice President and Treasurer
              DONALD C. BURKE*                         (Principal Financial
----------------------------------------------       and Accounting Officer)
              (Donald C. Burke)

             JAMES H. BODURTHA*                               Trustee
----------------------------------------------
             (James H. Bodurtha)

              KENNETH A. FROOT*                               Trustee
----------------------------------------------
             (Kenneth A. Froot)

                 JOE GRILLS*                                  Trustee
----------------------------------------------
                (Joe Grills)

             HERBERT I. LONDON*                               Trustee
----------------------------------------------
             (Herbert I. London)

            ROBERTA COOPER RAMO*                              Trustee
----------------------------------------------
            (Roberta Cooper Ramo)

           ROBERT S. SALOMON, JR.*                            Trustee
----------------------------------------------
          (Robert S. Salomon, Jr.)

            STEPHEN B. SWENSRUD*                              Trustee
----------------------------------------------
            (Stephen B. Swensrud)

* This Registration Statement has been signed by each of the persons so indicated by the undersigned as Attorney-in-Fact.


* By:  /s/ Donald C. Burke                                                              December 20, 2005
    --------------------------------
     (Donald C. Burke, Attorney-in-Fact)


NY1 5788347v.8
                                 EXHIBIT INDEX

Exhibit
Number          Description
------          -----------
17(b)        --  Prospectus and Statement of Additional Information of
                 Lebenthal New York, each dated March 29, 2005.
17(c)        --  Annual Report to Shareholders of the Registrant for the year ended September 30, 2005.
17(e)        --  Form of Proxy.

                                                                 Exhibit 17(e)

[Proxy Card Front]

                    Lebenthal New York Municipal Bond Fund
                                 120 Broadway
                           New York, New York 10271

                                     PROXY

          This proxy is solicited on behalf of the Board of Directors


     The undersigned hereby appoints Alexandra Lebenthal, Michael J. Vogelzang and Gregory Serbe as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Lebenthal New York Municipal Bond Fund, a series of Lebenthal Funds, Inc. (the "Fund"), held of record by the undersigned on [January 17], 2006 at the special meeting of shareholders of the Fund to be held on Friday, March 10, 2006, or any adjournment thereof.


            This proxy when properly executed will be voted in the
         manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the
                                  Proposals.

     By signing and dating the reverse side of this card, you authorize the proxies to vote the proposals as marked, or if not marked, to vote "FOR" the proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.


                               (Continued and to be signed on the reverse side)

[Proxy Card Reverse]

         Please mark boxes /X/ or [X] in blue or black ink.

1. To approve an Agreement and Plan of Reorganization by and between Merrill Lynch Multi-State Municipal Series Trust (the "Trust"), on behalf of Merrill Lynch New York Municipal Bond Fund, a series of the Trust, and Lebenthal Funds, Inc., on behalf of Lebenthal New York Municipal Bond Fund, a series of Lebenthal Funds, Inc.

         FOR  |  |             AGAINST |  |          ABSTAIN |  |

2. To approve a management contract between Fund Asset Management, L.P. and Lebenthal Funds, Inc., on behalf of Lebenthal New York Municipal Bond Fund.

         FOR  |  |             AGAINST |  |          ABSTAIN |  |

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                              Dated: ________________________



                              X_______________________________________________
                                                  Signature



                              X_______________________________________________
                                            Signature, if held jointly


  Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.